                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                       MFS(R) High Income Municipal Trust
                       MFS(R) High Yield Municipal Trust
                       MFS(R) Intermarket Income Trust I
                      MFS(R) Intermediate High Income Fund
                    MFS(R) Investment Grade Municipal Trust
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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
                       MFS(R) HIGH INCOME MUNICIPAL TRUST
                       MFS(R) HIGH YIELD MUNICIPAL TRUST
                       MFS(R) INTERMARKET INCOME TRUST I
                      MFS(R) INTERMEDIATE HIGH INCOME FUND
                    MFS(R) INVESTMENT GRADE MUNICIPAL TRUST
                500 Boylston Street, Boston, Massachusetts 02116

               Notice of the 2008 Annual Meeting of Shareholders

                         To be held on October 9, 2008

The 2008 Annual Meeting of Shareholders of each of the above referenced trusts (each, a "Trust" or "Fund" and collectively, the "Trusts" or "Funds") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Thursday, October 9, 2008, for the following purposes:

ITEM 1. To elect Trustees to the Board of Trustees of each Trust as outlined below:

a. for each of MFS InterMarket Income Trust I and MFS Intermediate High Income
   Trust:

     i) four Trustees, J. Atwood Ives, William R. Gutow, Michael Hegarty and Robert W. Uek, to be elected by shareholders of each Trust;

b. for MFS High Income Municipal Trust, MFS High Yield Municipal Trust and MFS Investment Grade Municipal Trust:

     i) three Trustees, William R. Gutow, Michael Hegarty and Robert W. Uek, to be elected by the holders of common shares and preferred shares of the Trust, voting together as a single class; and

    ii) two Trustees, J. Atwood Ives and Laurie J. Thomsen, to be elected by the holders of preferred shares only, voting as a separate class.

ITEM 2. To approve an amended and restated Declaration of Trust for each Trust; and

ITEM 3. To amend or remove certain fundamental investment policies of the Trusts; and

ITEM 4. For MFS Intermarket Income Trust I only, to approve a proposal to make non-fundamental an investment policy of the Fund; and

ITEM 5. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

It is anticipated that each Trust will hold its meeting simultaneously with each other trust. Shareholders of each Trust will vote separately on each item.

               THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                         IN FAVOR OF ITEM 1, 2, 3 and 4.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at that Trust's Meeting of Shareholders or any adjournment(s) or postponement(s) thereof.

                                    By order of the Board of Trustees
                                    SUSAN S. NEWTON
                                    Assistant Secretary and Assistant Clerk
August 21, 2008

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 9:29 A.M., EASTERN TIME, ON THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                       MFS(R) HIGH INCOME MUNICIPAL TRUST
                       MFS(R) HIGH YIELD MUNICIPAL TRUST
                       MFS(R) INTERMARKET INCOME TRUST I
                      MFS(R) INTERMEDIATE HIGH INCOME FUND
                    MFS(R) INVESTMENT GRADE MUNICIPAL TRUST

                                Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, and MFS Investment Grade Municipal Trust (each, a "Trust" or "Fund" and collectively, the "Trusts" or "Funds") to be used at the Meeting of Shareholders of each Trust (each, a "Meeting") to be held at 9:30 a.m. on October 9, 2008 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled "Election of Trustees." If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare Trust Company, N.A., ("Computershare") 250 Royall Street, Canton, Massachusetts, 02021, or delivered at a Meeting. On August 4, 2008, the following number of shares were outstanding for each Trust:

                                          # OF COMMON          # OF PREFERRED
               TRUST                   SHARES OUTSTANDING    SHARES OUTSTANDING
-------------------------------------------------------------------------------
MFS High Income Municipal Trust               TBA                  TBA
MFS High Yield Municipal Trust                TBA                  TBA
MFS InterMarket Income Trust I                TBA                  N/A
MFS Intermediate High Income Fund             TBA                  N/A
MFS Investment Grade Municipal Trust          TBA                  TBA

Shareholders of record at the close of business on August 4, 2008 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 21, 2008. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company ("MFS"), the Trust's investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs and role solicitation, are borne by each Trust. The Trust has engaged Computershare to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders, as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $44,232 and may increase substantially in the event that any vote is contested or increased solicitation effects are required.

A copy of each Trust's most recent annual report and semi-annual report may be obtained without charge by contacting Computershare, each Trust's transfer and shareholder servicing agent, 250 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304.

Item No.           Item Description                         Trust
--------------------------------------------------------------------------------
 1(a)(i).  Election of J. Atwood Ives,         MFS Intermarket Income Trust I
           William R. Gutow, Michael Hegarty,  MFS Intermediate High Income
           Robert W. Uek, and Laurie J.        Fund
           Thomsen as Trustees of the Trust
                                               Common and Preferred Shares
 1(b)(i).  Election of William R. Gutow,       MFS High Income Municipal Trust
           Michael Hegarty, and Robert W. Uek  MFS High Yield Municipal Trust
           as Trustees of the Trust            MFS Investment Grade Municipal
                                               Trust

                                               Preferred Shareholders
 1(b)(ii). Election of J. Atwood Ives and      MFS High Income Municipal Trust
           Laurie J. Thomsen as Trustees of    MFS High Yield Municipal Trust
           the Trust                           MFS Investment Grade Municipal
                                               Trust Preferred Shareholders

 2.        Approval of an amended and          MFS Intermarket Income Trust I
           restated Declaration of Trust       MFS Intermediate High Income Fund
                                               MFS High Income Municipal Trust
                                               MFS High Yield Municipal Trust
                                               MFS Investment Grade Municipal
                                               Trust

 3.        Amendment or removal of certain     MFS Intermarket Income Trust I
           fundamental investment policies     MFS Intermediate High Income Fund
           of the Trust                        MFS High Income Municipal Trust
                                               MFS High Yield Municipal Trust
                                               MFS Investment Grade Municipal
                                               Trust

ITEM 1 -- ELECTION OF TRUSTEES

The Board of Trustees, which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your Trust or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. MFS is responsible for the investment management of each Trust's assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

The Board has fixed the number of Trustees of each Trust at twelve. Under the provisions of each Trust's Declaration of Trust, the Trustees are divided into three classes, each having a term of three years.

For each of MFS InterMarket Income Trust I and MFS Intermediate High Income Trust, the Nominating and Compensation Committee has recommended that the Board nominate for election by shareholders J. Atwood Ives, William R. Gutow, Michael Hegarty and Robert W. Uek as Trustees of the class whose term will expire at the 2011 Annual Meeting of Shareholders (or special meeting in lieu thereof) of such Trust, to hold office until his successor is elected and qualified. Each nominee is presently a Trustee of MFS InterMarket Income Trust I and MFS Intermediate High Income Trust and has agreed to serve as a Trustee of each Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

For each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust and MFS Investment Grade Municipal Trust, the Nomination and Compensation Committee has recommended that the Board nominate for election by holders of common shares and preferred shares, voting together as a single class, William R. Gutow, Michael Hegarty and Robert W. Uek as Trustees of the class whose term will expire at the 2011 Annual Meeting of Shareholders (or special meeting in lieu thereof) to hold office until his successor is elected and qualified. The Nomination and Compensation Committee has also recommended that the Board nominate for election by holders of preferred shares only, voting as a separate class, J. Atwood Ives and Laurie J. Thomsen, for a term that will expire at the next annual meeting of shareholders (or special meeting in lieu thereof) of each Trust to hold office until his or her successor is elected and qualified. The Board of Trustees has nominated such individuals. Each nominee is presently a Trustee of each of MFS High Income Municipal Trust, MFS High Yield Municipal Trust and MFS Investment Grade Municipal Trust and has agreed to serve as a Trustee of each Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

It is intended that, absent contrary instructions, proxies will be voted in favor of electing Messrs. Ives, Gutow, Hegarty and Uek and Ms. Thomsen. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than twelve for a Trust. Under the terms of each Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years.

The following table presents certain information regarding the current Trustees of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.


                                                                                         PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD                       TERM          DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH TRUST      TRUSTEE SINCE(1)  EXPIRING          OTHER DIRECTORSHIPS(2)
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(3);             Trustee            June 2007          2010         Massachusetts Financial
(born 10/20/63)                                                                      Services Company, Chief
                                                                                     Executive Officer, President,
                                                                                     Chief Investment Officer and
                                                                                     Director
-------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)                Trustee            June 2007          2009         Massachusetts Financial
(born 08/08/46)                                                                      Services Company, Chairman
                                                                                     (since February 2004); MIT
                                                                                     Sloan School (education),
                                                                                     Senior Lecturer (since 2006);
                                                                                     Secretary of Economic Affairs,
                                                                                     The Commonwealth of
                                                                                     Massachusetts (January 2002 to
                                                                                     December 2002); Fidelity
                                                                                     Investments, Vice Chairman
                                                                                     (June 2000 to December 2001);
                                                                                     Fidelity Management & Research
                                                                                     Company (investment adviser),
                                                                                     President (March 1997 to July
                                                                                     2001); Bell Canada Enterprises
                                                                                     (telecommunications),
                                                                                     Director; Medtronic, Inc.
                                                                                     (medical technology),
                                                                                     Director; Telesat (satellite
                                                                                     communications), Director
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Atwood Ives                    Trustee and Chair  June 2007          2009(4) and  Private investor; Eastern
(born 05/01/36)                   of Trustees                           2011(5)      Enterprises (diversified
                                                                                     services company), Chairman,
                                                                                     Trustee and Chief Executive
                                                                                     Officer (until November 2000)
-------------------------------------------------------------------------------------------------------------------
Robert E. Butler(6)               Trustee            June 2007          2009         Consultant - regulatory and
(born 11/29/41)                                                                      compliance matters (since July
                                                                                     2002); PricewaterhouseCoopers
                                                                                     LLP (professional services
                                                                                     firm), Partner (until 2002)
-------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.            Trustee            June 2007          2010         Brigham and Women's Hospital,
(born 03/11/37)                                                                      Chief of Cardiac Surgery
                                                                                     (until 2005); Harvard Medical
                                                                                     School, Professor of Cardiac
                                                                                     Surgery; Physician Director of
                                                                                     Medical Device Technology for
                                                                                     Partners Health Care
-------------------------------------------------------------------------------------------------------------------
David H. Gunning                  Trustee            June 2007          2009         Retired; Cleveland-Cliffs Inc.
(born 05/30/42)                                                                      (mining products and service
                                                                                     provider), Vice Chairman/
                                                                                     Director (until May 2007);
                                                                                     Portman Limited (mining),
                                                                                     Director (since 2005);
                                                                                     Encinitos Ventures (private
                                                                                     investment company), Principal
                                                                                     (1997 to April 2001); Lincoln
                                                                                     Electric Holdings, Inc.
                                                                                     (welding equipment
                                                                                     manufacturer), Director
-------------------------------------------------------------------------------------------------------------------
William R. Gutow                  Trustee            June 2007          2011         Private investor and real
(born 09/27/41)                                                                      estate consultant; Capitol
                                                                                     Entertainment Management
                                                                                     Company (video franchise),
                                                                                     Vice Chairman; Atlantic Coast
                                                                                     Tan (tanning salons), Vice
                                                                                     Chairman (since 2002)
-------------------------------------------------------------------------------------------------------------------
Michael Hegarty                   Trustee            June 2007          2011         Retired; AXA Financial
(born 12/21/44)                                                                      (financial services and
                                                                                     insurance), Vice Chairman and
                                                                                     Chief Operating Officer (until
                                                                                     May 2001); The Equitable Life
                                                                                     Assurance Society (insurance),
                                                                                     President and Chief Operating
                                                                                     Officer (until May 2001)
-------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera                Trustee            June 2007          2010         Hemenway & Barnes (attorneys),
(born 06/23/35)                                                                      Partner
-------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt                  Trustee            June 2007          2009         Insight Resources, Inc.
(born 09/23/38)                                                                      (acquisition planning
                                                                                     specialists), President;
                                                                                     Wellfleet Investments
                                                                                     (investor in health care
                                                                                     companies), Managing General
                                                                                     Partner (since 1993);
                                                                                     Cambridge Nutraceuticals
                                                                                     (professional nutritional
                                                                                     products), Chief Executive
                                                                                     Officer (until May 2001)
-------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen                 Trustee            June 2007          2009(4) and  New Profit, Inc. (venture
(born 08/05/57)                                                         2011(5)      philanthropy), Partner (since
                                                                                     2006); Private investor; Prism
                                                                                     Venture Partners (venture
                                                                                     capital), Co-founder and
                                                                                     General Partner (until June
                                                                                     2004); The Travelers Companies
                                                                                     (commercial property liability
                                                                                     insurance), Director
-------------------------------------------------------------------------------------------------------------------
Robert W. Uek                     Trustee            June 2007          2011         Retired (since 1999);
(born 05/18/41)                                                                      PricewaterhouseCoopers LLP
                                                                                     (professional services firm),
                                                                                     Partner (until 1999);
                                                                                     Consultant to investment
                                                                                     company industry (since 2000);
                                                                                     TT International Funds (mutual
                                                                                     fund complex), Trustee (2000
                                                                                     until 2005); Hillview
                                                                                     Investment Trust II Funds
                                                                                     (mutual fund complex), Trustee
                                                                                     (2000 until 2005)

----------
(1) Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) For MFS High Income Municipal Trust, MFS High Yield Municipal Trust and MFS Investment Grade Municipal Trust.
(5) For MFS InterMarket Income Trust I and MFS Intermediate High Income Fund.
(6) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by
    MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each current Trustee listed above served as a board member of 98 funds within the MFS Family of Funds (the MFS Funds) as of December 31, 2007. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under "Trust Information" beginning on page TBU.

REQUIRED VOTE. For MFS InterMarket Income Trust I and MFS Intermediate High Income Fund, approval of this matter as to any nominee will require the affirmative vote of a plurality of each Trust's outstanding common shares voting at the Meeting in person or by proxy. For MFS High Income Municipal Trust, MFS High Yield Municipal Trust, and MFS Investment Grade Municipal Trust, approval of this proposal as to Messrs. Gutow, Hegarty and Uek will require the affirmative vote of a plurality of each Trust's outstanding preferred and common shares, voting together as a single class, at the meeting in person or by proxy, and approval of this proposal as to Mr. Ives and Ms. Thomsen will require the affirmative vote of a plurality of each Trust's outstanding preferred shares, voting as a separate class, at the meeting in person or by proxy.

THE TRUSTEES OF THE TRUSTS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF EACH TRUST.

COMMITTEES

Each Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. Each Trust's Board has several standing committees, which are described below.

                            NUMBER OF
                            MEETINGS
                             IN LAST                                                       CURRENT
NAME OF COMMITTEE          FISCAL YEAR(1)               FUNCTIONS                         MEMBERS(2)
------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE             3              Oversees the accounting and                Butler*(3), Gutow*,
                                           auditing procedures of the Trust           Sherratt*, Thomsen*(3)
                                           and, among other things, considers         and Uek*(3)
                                           the selection of the independent
                                           accountants for the Trust and the
                                           scope of the audit, and considers
                                           the effect on the independence of
                                           those accountants of any non-audit
                                           services such accountants provide
                                           to the Trust and any audit or non-
                                           audit services such accountants
                                           provide to other MFS Trusts, MFS
                                           and/or certain affiliates. The
                                           Committee is also responsible for
                                           establishing procedures for the
                                           receipt, retention and treatment of
                                           complaints received by the Trust
                                           regarding accounting, internal
                                           accounting controls, or auditing
                                           matters and the confidential,
                                           anonymous submission of concerns
                                           regarding questionable Trust
                                           accounting matters by officers of
                                           the Trust and employees of the
                                           Trust's investment adviser,
                                           administrator, principal
                                           underwriter or any other provider
                                           of accounting-related services to
                                           the Trust.

COMPLIANCE AND GOVERNANCE   3              Oversees the development and               Butler*, Cohn*,
COMMITTEE                                  implementation of the Trust's              Gunning*, Gutow* and
                                           regulatory and fiduciary compliance        Sherratt*
                                           policies, procedures and practices
                                           under the 1940 Act and other applicable
                                           laws as well as oversight of compliance
                                           policies of the Trust's investment
                                           adviser and certain other service
                                           providers as they relate to Trust
                                           activities. The Trust's Independent
                                           Chief Compliance Officer, assists the
                                           Committee in carrying out its
                                           responsibilities. In addition, the
                                           Committee advises and makes
                                           recommendations to the Board on matters
                                           concerning Trustee practices and
                                           recommendations concerning the
                                           functions and duties of the committees
                                           of the Board.

CONTRACTS REVIEW            2              Requests, reviews and considers the        All Independent Trustees
COMMITTEE                                  information deemed reasonably necessary    of the Board (Butler,
                                           to evaluate the terms of the investment    Cohn, Gunning, Gutow,
                                           advisory and principal underwriting        Hegarty, Ives, Perera,
                                           agreements and the Plan of Distribution    Sherratt, Thomsen and
                                           under Rule 12b-1 that each Trust           Uek)
                                           proposes to renew or continue, and to
                                           make its recommendations to the full
                                           Board of Trustees on these matters.

NOMINATION AND              0              Recommends qualified candidates to         All Independent Trustees
COMPENSATION COMMITTEE                     the Board in the event that a              of the Board (Butler,
                                           position is vacated or created. The        Cohn, Gunning, Gutow,
                                           Committee will consider recommendations    Hegarty, Ives, Perera,
                                           by shareholders when a vacancy exists.     Sherratt, Thomsen and
                                           Shareholders wishing to recommend          Uek)
                                           candidates for Trustee for
                                           consideration by the Committee may do
                                           so by writing to the Trust's Secretary
                                           at the principal executive office of
                                           the Trust. Such recommendations must be
                                           accompanied by biographical and
                                           occupational data on the candidate
                                           (including whether the candidate would
                                           be an "interested person" of the
                                           Trust), a written consent of the
                                           candidate to be named as a nominee and
                                           to serve as Trustee if elected, record
                                           and ownership information for the
                                           recommending shareholder with respect
                                           to the Trust, and a description of any
                                           arrangements or understandings
                                           regarding recommendation of the
                                           candidate for consideration. The
                                           Committee is also responsible for
                                           making recommendations to the Board
                                           regarding any necessary standards or
                                           qualifications for service on the
                                           Board. The Committee also reviews and
                                           makes recommendations to the Board
                                           regarding compensation for the
                                           non-interested Trustees.
                            NUMBER OF
                            MEETINGS
                             IN LAST                                                       CURRENT
NAME OF COMMITTEE          FISCAL YEAR(1)               FUNCTIONS                         MEMBERS(2)
------------------------------------------------------------------------------------------------------------
PORTFOLIO TRADING AND       3              Oversees the policies, procedures,         Cohn*, Gunning*,
MARKETING REVIEW                           and practices of the Trust with            Hegarty* and Perera*
COMMITTEE                                  respect to brokerage transactions
                                           involving portfolio securities as those
                                           policies, procedures, and practices are
                                           carried out by MFS and its affiliates.
                                           The Committee also oversees the lending
                                           of portfolio securities and the
                                           administration of the Trust's proxy
                                           voting policies and procedures by MFS.
                                           In addition, the Committee receives
                                           reports from MFS regarding the
                                           policies, procedures, and practices of
                                           MFS and its affiliates in connection
                                           with their marketing and distribution
                                           of shares of the Trust.

PRICING COMMITTEE           3              Oversees the determination of the          Hegarty*, Perera*,
                                           value of the portfolio securities          Thomsen* and Uek*
                                           and other assets held by the Trust
                                           and determines or causes to be
                                           determined the fair value of
                                           securities and assets for which
                                           market quotations are not "readily
                                           available" in accordance with the
                                           1940 Act. The Committee delegates
                                           primary responsibility for carrying
                                           out these functions to MFS and MFS'
                                           internal valuation committee
                                           pursuant to pricing policies and
                                           procedures approved by the
                                           Committee and adopted by the full
                                           Board, which include methodologies
                                           to be followed by MFS to determine
                                           the fair values of portfolio
                                           securities and other assets held by
                                           the Trust for which market
                                           quotations are not readily
                                           available. The Committee meets
                                           periodically with the members of
                                           MFS' internal valuation committee
                                           to review and assess the quality of
                                           fair valuation and other pricing
                                           determinations made pursuant to the
                                           Trust's pricing policies and
                                           procedures, and to review and
                                           assess the policies and procedures
                                           themselves. The Committee also
                                           exercises the responsibilities of
                                           the Board under the Amortized Cost
                                           Valuation Procedures approved by
                                           the Board on behalf of each Trust
                                           which holds itself out as a "money
                                           market fund" in accordance with
                                           Rule 2a-7 under the 1940 Act.

SERVICES CONTRACTS          3              Reviews and evaluates the                  Butler, Gunning*,
COMMITTEE                                  contractual arrangements of the            Sherratt*, Thomsen* and
                                           Trust relating to transfer agency,         Uek*
                                           administrative services, custody,
                                           pricing and bookkeeping services and
                                           makes recommendations to the full Board
                                           of Trustees on these matters.

----------
(1) Number of meetings held during the period beginning June 30, 2007, the effective date of the investment advisory agreement between each Trust and MFS, through the Trusts' fiscal year end, November 30, 2007.
    Prior to June 30, 2007, each Trust was overseen by a different board.
(2) Information about each committee member is set forth above on pages 3, 4 and 5. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees' meetings in his capacity as Chair of the Trustees.
(3) Audit Committee Financial Expert
  * Independent Trustees.

The Trustees generally hold at least eight regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. The current Board of the Trusts held 4 Board meetings during the fiscal year ended November 30, 2007. Each Trustee attended at least 75% of the Board and applicable committee meetings for which he/she was eligible for each Trust.

AUDIT COMMITTEE

Each Trust's Audit Committee consists only of Independent Trustees each of whom is also independent of the Trust as defined by New York Stock Exchange Listing Standards. Each Trust's Audit Committee's report on the Trust's most recent audited financials is included below under the heading "Independent Registered Public Accounting Firm". Each Trust's Board has adopted a written charter for the Audit Committee. A copy of the Committee's charter is available on MFS.com.

NOMINATION AND COMPENSATION COMMITTEE

The Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Committee's charter is available on MFS.com.

Each Trust's Nomination and Compensation Committee consists only of Independent Trustees each of whom is also independent of the Trust as defined by New York Stock Exchange Listing Standards.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust's expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts' Nomination and Compensation Committee Charter (which is available on MFS.com.). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

SHARE OWNERSHIP

As of August 4, 2008, the Trustees and officers of each Trust as a whole owned less than 1% of the outstanding shares of any class of any Trust.

The following table shows the dollar range of equity securities beneficially owned by each nominee or Trustee (a) of each Trust and (b) on an aggregate basis, in all MFS funds overseen by the nominee or Trustee, as of August 4, 2008.

The following dollar ranges apply:
    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. $100,001 - $225,000
    E. Over $225,000

                                                                                             AGGREGATE DOLLAR
                                                                                                 RANGE OF
                                                                               AGGREGATE       SECURITIES IN
                                                                              DOLLAR RANGE     ALL MFS FUNDS
                                                                               OF EQUITY        OVERSEEN OR
                                                                             SECURITIES IN   TO BE OVERSEEN BY
NAME OF TRUSTEE                           INDIVIDUAL TRUST NAME                THE TRUST        THE NOMINEE
--------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------
Robert J. Manning             MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

Robert C. Pozen               MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

INDEPENDENT TRUSTEES
--------------------
Robert E. Butler              MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

Lawrence H. Cohn, M.D.        MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

David H. Gunning              MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

William R. Gutow              MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

Michael Hegarty               MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

J. Atwood Ives                MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

Lawrence T. Perera            MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

J. Dale Sherratt              MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

Laurie J. Thomsen             MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

Robert W. Uek                 MFS High Income Municipal Trust                      N                 E
                              MFS High Yield Municipal Trust                       N
                              MFS InterMarket Income Trust I                       N
                              MFS Intermediate High Income Fund                    N
                              MFS Investment Grade Municipal Trust                 N

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. Each Trust's Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust's Trustees are not required to attend the Trust's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. No Board members attended the 2007 Annual Meeting of Shareholders.

Each Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by each Trust for the fiscal year ended November 30, 2007. Interested Trustees receive no compensation from a Trust for their services as Trustees.

                                                                         RETIREMENT     TOTAL CASH
                                                                          BENEFITS     COMPENSATION
                                                                         ACCRUED AS     FROM TRUST
                                                        TRUSTEE FEES       PART OF       AND FUND
NAME OF TRUSTEE          INDIVIDUAL TRUST NAME          FROM TRUST(1)   FUND EXPENSE    COMPLEX(2)
---------------------------------------------------------------------------------------------------
Robert E. Butler         MFS High Income Municipal
                         Trust                             $1,200           N/A          $229,619
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

Lawrence H. Cohn, M.D.   MFS High Income Municipal
                         Trust                             $1,200           N/A          $228,509
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

David H. Gunning         MFS High Income Municipal
                         Trust                             $1,200           N/A          $248,508
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

William R. Gutow         MFS High Income Municipal
                         Trust                             $1,200           N/A          $228,509
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

Michael J. Hegarty       MFS High Income Municipal
                         Trust                             $1,200           N/A          $226,509
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

J. Atwood Ives           MFS High Income Municipal
                         Trust                             $1,200           N/A          $302,509
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

Lawrence T. Perera       MFS High Income Municipal
                         Trust                             $1,200           N/A          $226,953
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

J. Dale Sherratt         MFS High Income Municipal
                         Trust                             $1,200           N/A          $268,507
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

Laurie J. Thomsen        MFS High Income Municipal
                         Trust                             $1,200           N/A          $248,508
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

Robert W. Uek            MFS High Income Municipal
                         Trust                             $1,200           N/A          $254,142
                         MFS High Yield Municipal
                         Trust                             $  938           N/A
                         MFS InterMarket Income
                         Trust I                           $  600           N/A
                         MFS Intermediate High Income
                         Fund                              $  525           N/A
                         MFS Investment Grade
                         Municipal Trust                   $  713           N/A

----------
(1) For the period beginning June 30, 2007, the effective date of the investment advisory agreement between the Trust and MFS through each Trust's fiscal year end.
(2) For calendar year 2007. MFS Trustees receiving compensation from each Trust served as Trustee of
    98 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2007 of approximately $106 billion).

ITEM 2 -- TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST

Each Trust, like other investment companies, is subject to comprehensive federal laws and regulations (in particular to the 1940 Act) and to state laws. The Trusts are subject to Massachusetts law because each Trust is a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. Each Trust currently operates under its own agreement and declaration of trust (each, a "Current Declaration").

The Board recommends that shareholders of each Trust vote to approve an Amended and Restated Declaration of Trust for their Trust (each a "Revised Declaration"). In June 2007, each Trust became part of the MFS family of funds and the Board believes that, in order to increase the efficiency of administration of the Funds by MFS, it is in the best interests of shareholders to conform the Current Declaration of each Fund to the form of declaration of trust used for other closed-end funds advised by MFS.

Adoption of a Revised Declaration for each Trust will not alter any Trust's current investments or investment policies.

A description of the material differences between each Current Declaration and the form of proposed Revised Declaration is set forth in Schedule D.

If this Proposal 2 is approved by the shareholders of a Trust, the Revised Declaration will become effective when a majority of the trustees of that Trust has signed the Revised Declaration. Each Trust currently anticipates that, if the requisite shareholder approvals are obtained, the Revised Declaration for such Trust will become effective on November 1, 2008.

The foregoing discussion and the summary set forth in Schedule D hereto are qualified in their entireties by reference to the form of Revised Declaration which is attached hereto in Schedule E.

MFS intends to propose to the trustees of each Trust that the bylaws of the Trust be amended to conform them more closely to the bylaws of the other closed-end funds advised by MFS. Unlike the Current Declarations, the proposed form of Revised Declaration does not address quorum requirements for shareholder meetings. MFS has advised the Board that the amended bylaws of the Trusts will address quorum requirements for shareholder meetings. MFS has also advised the Board that each Trust's quorum for shareholder meetings will not change upon the adoption of amended by-laws.

REQUIRED VOTE AND BOARD RECOMMENDATION
For each of the MFS High Income Municipal Trust, MFS Investment Grade Municipal Trust and MFS High Yield Municipal Trust, approval of a Revised Declaration for each Trust requires the affirmative vote of at least 66 2/3% of the Common Shares and Preferred Shares of each Fund entitled to vote, voting together as a single class.

For each of MFS InterMarket Income Trust I and MFS Intermediate High Income Fund, approval of a Revised Declaration for each Trust requires the affirmative vote of at least 66 2/3% of the outstanding common shares of such Trust entitled to vote.

If the shareholders of a Trust fail to approve a Revised Declaration for such Trust, the Trust's Current Declaration will remain in effect.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

ITEM 3 -- TO AMEND OR REMOVE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
TRUSTS

Each Trust has certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Some of the fundamental polices adopted by the Trusts reflect certain regulatory business or industry conditions applicable at the time of the policies' adoption.

Each Trust's Board of Trustees, together with the Trust's officers and MFS, have reviewed the Trust's current fundamental policies, and have concluded that certain policies should be revised or eliminated based on the development of new practices and changes in applicable law and to facilitate administration of the Trust. At the Meeting, shareholders will be asked to approve the revision or elimination of these policies.

The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and changes in applicable law. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate MFS's management of the Trusts' assets and simplify the process of monitoring compliance with investment policies. The revised policies (with variations required by the specific investment focus of a Trust) are the standard form for other funds in the MFS fund complex.

The revised policies do not affect the investment objectives of the Trusts, which remain unchanged. The Trusts will continue to be managed in accordance with the investment polices described in their registration statements and annual reports and in accordance with federal law. As described below, some of the revised policies would give the Trusts increased ability to engage in certain activities. The Trustees and MFS do not anticipate that the revised policies, individually or in the aggregate, will change to a material degree the level of investment risk associated with an investment in any Trust.

Each investment policy proposed to be revised or eliminated is discussed below. The Trusts affected by the proposed changes are listed in italics at the beginning of each section. In addition, Schedule C lists each Trust's current fundamental investment policies and the proposed fundamental policies that will apply to the Trust if shareholders of the Trust approve this proposal. Please consult the proxy card included with this proxy statement to determine which Trust you own.

A. BORROWING AND ISSUANCE OF SENIOR SECURITIES
Changes proposed for all Trusts
It is proposed that each Trust's policy concerning borrowing money and issuing senior securities be changed so that the policy is consistent with that of other funds within the MFS funds complex. MFS and the Trustees believe that the technical changes being made to this policy will not result in any material changes to the policy. The proposed policy reads as follows:

      The Trust may not:

      (a) borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

      (b) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

Both the current and proposed policies allow the Trusts to borrow money and issue senior securities in accordance with the Investment Company Act of 1940 (the "1940 Act"). In addition, the proposed policy would allow the Trusts to borrow money and issue senior securities in accordance with any exemptive orders granted to the Trusts by the Securities and Exchange Commission ("SEC"). Further, the revised policy would specifically state that collateral arrangements with respect to swaps, options, futures, forwards, and variation margin are not deemed to be the issuance of a senior security. This does not represent a change in how MFS currently views these collateral arrangements, but will ensure that the current practice is clearly described in a manner consistent with that of the other MFS funds.

B. UNDERWRITING SECURITIES
Changes proposed for all Trusts
It is proposed that each Trust's policy concerning underwriting securities be changed so that the policy is consistent with that of other funds within the MFS funds complex. The proposed policy reads as follows:

      The Trust may not:

      underwrite securities issued by other persons, except that all or any portion of the assets of the Trust may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

Both the current and proposed policies allow the Trusts to underwrite securities to the extent that the Trusts are deemed to be underwriters in connection with the sales of portfolio securities held by the Trusts. In addition, the proposed policy provides that all or any portion of the assets of a Trust may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. Under the Trusts' proposed Declarations of Trust (see proposal in Item ), the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the proposed policy would specifically permit the use of these structures were the Trustees to determine that their implementation would be in the best interest of a Trust at a future date.

C. LENDING OF MONEY OR SECURITIES
Changes proposed for all Trusts
It is proposed that each Trust's policy concerning lending money or securities be changed so that the policy is consistent with that of other funds within the MFS funds complex. The proposed policy reads as follows:

      The Trust may not:

      make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Both the current and proposed policies allow the Trusts to lend securities and to make loans through the purchase of debt instruments or similar evidences of indebtedness typically sold to financial institutions (e.g., money market instruments, loans, or other direct indebtedness) and through repurchase agreements.

The proposed policy also would permit the Trusts to make any other types of loans, whether of money or securities, so long as the transactions are permitted by the 1940 Act or an exemptive order granted to the Trusts by the SEC. MFS has no current intention to cause the Trust to make loans other than as permitted under the Trust's current policy, as described above. Any changes to a Trust's strategy that would result in it making loans in addition to those currently permitted would be subject to approval by the Trustees and, in the case of certain types of loans (e.g., loans to other funds advised by MFS), receipt of an exemptive order from the SEC.

D. INDUSTRY CONCENTRATION
Changes proposed for all Trusts
It is proposed that each Trust's policy concerning industry concentration be changed so that the policy is consistent with that of other funds within the MFS funds complex. MFS and the Trustees believe that the technical changes being made to this policy will not result in any material changes to the policy. The proposed policy reads as follows:

      The Trust may not:

      purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The 1940 Act limits an investment company's ability to concentrate its investments in securities of any particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if, in general, more than 25% of the fund's assets are invested in the securities of issuers in that industry.

Both the current and proposed policies do not allow the Trusts to concentrate more than 25% of their total assets in investments in a single industry. For MFS High Income Municipal Trust, MFS High Yield Municipal Trust, and MFS Investment Grade Municipal Trust, the current policy specifically states that certain related industries within the utilities category (e.g., gas, electric, water and telephone) are treated as separate industries. The Trustees and MFS do not believe that it is necessary to specifically state that these industries should be treated as separate industries and have proposed that this provision be removed. For MFS Intermarket Income Trust I, the current policy specifically excludes U.S. Government obligations. Based on interpretations by the SEC, MFS does not consider an investment in securities issued or guaranteed by the U.S. Government to be an investment in any particular industry. As such, the Trustees and MFS do not believe it is necessary to specifically exclude investments in U.S. Government obligations from the Trusts' proposed policy and have proposed that this provision be removed. The Trustees and MFS do not believe that these changes represent material changes to the current policies for these Trusts.

E. REAL ESTATE, COMMODITIES, FUTURES, OPTIONS, FORWARD CONTRACTS
Changes proposed for all Trusts
It is proposed that each Fund's policy concerning real estate and, in the case of some of the Trusts, commodities and commodity contracts, futures, forwards, and related options be changed so that the policy is substantially consistent with that of other funds within the MFS funds complex. The proposed policy reads as follows:

      The Trust may not:

      purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investments trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts or other derivative instruments whose value is related to commodities or other commodity contracts) in the ordinary course of its business; the Trust reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

The proposed policy provides that each Trust may not purchase or sell real estate, interests in oil, gas or mineral leases, or commodities or commodity contracts in the ordinary course of its business. Under the proposed policy, each Trust will be able to invest in securities secured by real estate and securities of companies that deal in real estate and or interests therein (e.g., real estate investment trusts), currencies, and any type of option, futures contracts, forwards, and other derivative instruments whose value is related to commodities or other commodity contracts. While some of these clarifications are included in the current policies for some Trusts, the revised policy will apply to each Trust on a consistent basis.

In addition, both the current policy and the proposed policy allow the Trusts to hold and sell real estate acquired as a result of a Trust's ownership of securities. The proposed policy has a similar provision with respect to commodities and oil, gas and mineral leases, which allows the Trusts to hold and sell commodities or commodity contracts and oil, gas and mineral leases acquired as a result of a Trust's ownership of securities.

The Trustees and MFS believe that the revised policy will simplify the process of monitoring compliance. While the revised policy does have material changes from the current policy - both in terms of specifically precluding certain types of investments and specifically providing flexibility to make other types of investment - the changes do not affect the Funds' current investment objectives or strategies. MFS has informed the Trustees that is does not intend to change the way it manages the Trusts as a result of the changes to the policy, and the Trustees and MFS do not anticipate that the revised policy will materially change the level of investment risk associated with an investment in any of the Funds.

F. INVESTMENTS IN A SINGLE ISSUER -- REMOVAL OF POLICY
Removal of policy proposed for all Trusts
It is proposed that each Trust's policy concerning investments in a single issuer be removed. Currently, each Trust, with respect to 75% of its total assets, is prohibited from purchasing securities of any issuer if, as a result, more than 5% of its assets would be invested in the securities of that issuer. Investments in U.S. Government obligations and cash items are not subject to this limitation. Each Trust also is prohibited, with respect to 75% of its total assets, from purchasing the securities of any issuer if, as a result, the Fund would hold more than 10% of the voting securities of the issuer.

Each of the Trusts is classified as "diversified" under the 1940 Act, which means that each such Trust is subject to statutory restrictions containing the same limitations as the Trust's current fundamental policy. In addition, each Trust is subject to diversification tests under the Internal Revenue Code of 1986, as amended (the "Code"). The investment restrictions contained in the 1940 Act and the Code need not be fundamental policies and, as such, the Trustees believe it is appropriate to remove these policies.

Should a Trust desire to become non-diversified in the future, the Trust would need to obtain a shareholder vote approving its reclassification from diversified to non-diversified. Until a Fund receives such a shareholder vote, the Trust must continue to comply with the diversification requirements of the 1940 Act. MFS has no current intention to propose that these Trusts be changed from "diversified" funds to non-diversified funds.

To the extent that a Trust invests its assets in a small number of issuers, the Trust is more susceptible to any single economic, political or regulatory event affecting those issuers.

REQUIRED VOTE
Approval of this matter will require the vote of

MFS High Income Municipal Trust        (i) 67% or more of the outstanding Preferred
MFS High Yield Municipal Trust         shares of the Trust present at the Meeting, if
MFS Investment Grade Municipal Trust   the holders of more than 50% of such shares are
                                       present or represented by proxy or (ii) more than
                                       50% of such Preferred shares, whichever is less;
                                       AND

                                       (a) 67% or more of the outstanding common and
                                       preferred shares of the Trust, voting together as a
                                       single class, present at the Meeting, if the holders
                                       of more than 50% of the outstanding common and
                                       preferred shares of the Trust are present or
                                       represented by proxy or (b) more than 50% of the
                                       outstanding common and preferred shares of the Trust,
                                       voting together as a single class, whichever is less.

MFS Intermediate High income Fund      (i) 67% or more of the outstanding common shares
MFS InterMarket Income Trust I         of the Trust present at the Meeting, if the
                                       holders of more than 50% of the outstanding
                                       common shares of the Trust are present or
                                       represented by proxy or (ii) more than 50% of the
                                       outstanding common shares of the Trust, whichever
                                       is less.

THE THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 3 IS IN THE BEST INTEREST OF SHAREHOLDERS AND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 3.

ITEM 4 -- PROPOSAL TO MAKE NON-FUNDAMENTAL AN INVESTMENT POLICY OF MFS INTERMARKET INCOME TRUST I

MFS Intermarket Income Trust I ("CMK") currently has a fundamental investment policy that requires CMK to invest at least 80% of its net assets in U.S. and foreign government securities and high income debt instruments. Any change to this policy requires shareholder approval. Your Trustees have approved, and are recommending that shareholders approve, a proposal to make this a "non-fundamental" investment policy that could be revised in the future by the Trustees without the requirement of a shareholder vote. If the proposal is approved by shareholders, the Trustees intend to revise the policy at MFS' recommendation to permit CMK to invest more flexibly among its principal investment types which MFS believes will offer better diversification of income producing securities. CMK's investment objective and other investment policies will not be affected.

The current investment policy is fundamental and is stated as follows:

      MFS normally invests at least 80% of the Fund's net assets in U.S. and foreign government securities, and high income debt instruments.

If this proposal is approved by shareholders (thereby making the policy non-fundamental), the Trustees intend to revise the policy, at MFS' recommendation, to be stated as follows:

      MFS normally invests the fund's assets in U.S. Government securities, foreign government securities, mortgage backed and other asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and foreign issuers, and debt instruments of issuers located in emerging market countries. MFS allocates the fund's assets across these categories with a view toward broad diversification across and within these categories.

MFS believes that the proposed revised investment policy would allow CMK's portfolio managers greater flexibility in pursuing the Fund's investment objective by making available a broader array of income producing securities. MFS believes that, over time, this flexibility has the potential to better serve shareholder interests. MFS does not anticipate that the proposed revised investment policy would materially change the level of investment risk associated with an investment in CMK. Making the policy non-fundamental would also give the Trustees the flexibility to further revise the policy without the time and expense associated with additional proxy solicitations, although the Trustees have no current intention to do so.

REQUIRED VOTE
Approval of this matter will require the vote of (i) 67% or more of the outstanding common shares of CMK present at CMK's Meeting, if the holders of more than 50% of the outstanding common shares of CMK are present or represented by proxy or (ii) more than 50% of the outstanding common shares of CMK, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 4 IS IN THE BEST INTEREST OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF CMK VOTE FOR PROPOSAL 4.

TRUST INFORMATION
This section provides certain information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Trust.

INVESTMENT ADVISER AND ADMINISTRATOR
Each Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Independent Registered Public Accounting Firm and fiscal year end for each Trust are listed below:

                                            INDEPENDENT
                                             REGISTERED
                                               PUBLIC            FISCAL YEAR
               TRUST                      ACCOUNTING FIRM            END
----------------------------------------------------------------------------

MFS High Income Municipal Trust          Ernst & Young LLP
                                         ("Ernst &Young")        November 30
MFS High Yield Municipal Trust           Ernst & Young           November 30
MFS InterMarket Income Trust I           Ernst & Young           November 30
MFS Intermediate High Income Fund        Ernst & Young           November 30
MFS Investment Grade Municipal Trust     Ernst & Young           November 30

Prior to June 30, 2007, each Trust's Independent Registered Public Accounting Firm was PriceWaterhouseCoopers ("PWC").

No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Trust.

Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees of each Trust issued the following report concerning the financial statements for each Trust's most recent fiscal year.

      The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

      Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's annual report to shareholders for the Trust's 2007 fiscal year for filing with the Securities and Exchange Commission.

      Respectfully submitted for MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, and MFS Investment Grade Municipal Trust, by the Audit Committee as of January 22, 2008.

                                                   Robert E. Butler
                                                   William R. Gutow
                                                   J. Dale Sherratt
                                                   Laurie J. Thomsen
                                                   Robert W. Uek

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Trust, for each Trust's two most recent fiscal years, the fees billed by each Trust's Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Trust's Service Affiliates that relate directly to the Trust's operations and financial reporting under the following captions:

    (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

    (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees", including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

    (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

    (iv) All Other Fees - fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees", "Audit- Related Fees" and "Tax Fees."

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for each Trust's two most recent fiscal years for non-audit services rendered to each Trust and each Trust's Service Affiliates.

The Audit Committee has considered whether the provision by a Trust's Independent Registered Public Accounting Firm of non-audit services to the Trust's Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Trust's principal auditor.

EXECUTIVE OFFICERS
The following table provides information about the current executive officers of each Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                                  PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD         OFFICER              DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH                  WITH TRUST            SINCE(1)                 & DIRECTORSHIPS(2)
----------------------------------------------------------------------------------------------------------
OFFICERS
Robert J. Manning(2)           President               March 2008         Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President

Maria F. Dwyer(2)              Treasurer               June 2007          Massachusetts Financial Services
(born 12/1/58)                                                            Company, Executive Vice President and
                                                                          Chief Regulatory Officer (since March
                                                                          2004), Chief Compliance Officer
                                                                          (since November 2006); President of
                                                                          the Trust (2005-2008); Fidelity
                                                                          Management & Research Company, Vice
                                                                          President prior to March 2004);
                                                                          Fidelity Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Christopher R. Bohane(2)       Assistant Secretary     June 2007          Massachusetts Financial Services
(born 01/18/74)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law firm),
                                                                          Associate (prior to April 2003);

Ethan D. Corey(2)              Assistant Secretary     June 2007          Massachusetts Financial Services
(born 11/21/63)                and Assistant Clerk                        Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(2)          Assistant Treasurer     June 2007          Massachusetts Financial Services
(born 08/10/68)                                                           Company, Vice President (since June
                                                                          2005); JP Morgan Investor Services,
                                                                          Vice President (prior to June 2005)

Timothy M. Fagan(2)            Assistant Secretary     October 2007       Massachusetts Financial Services
(born 07/10/68)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance Officer
                                                                          (September 2004 to August 2005),
                                                                          Senior Attorney (prior to September
                                                                          2004); John Hancock Group of Funds,
                                                                          Vice President and Chief Compliance
                                                                          Officer (September 2004 to December
                                                                          2004)

Mark D. Fischer(2)             Assistant Treasurer     June 2007          Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since
                                                                          May 2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(2)         Assistant Secretary     June 2007          Massachusetts Financial Services
(born 03/7/73)                 and Assistant Clerk                        Company, Vice President (since
                                                                          May 2006); John Hancock Advisers, LLC,
                                                                          Assistant, Vice President and Counsel
                                                                          (May 2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and Assistant
                                                                          Secretary (prior to May 2005)

Ellen Moynihan(2)              Assistant Treasurer     June 2007          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(2)             Assistant Secretary     June 2007          Massachusetts Financial Services
(born 03/7/50)                 and Assistant Clerk                        Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock Advisers,
                                                                          LLC, Senior Vice President, Secretary
                                                                          and Chief Legal Officer (prior to
                                                                          April 2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(2)            Assistant Secretary     June 2007          Massachusetts Financial Services
(born 11/5/70)                 and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since June 2004);
                                                                          Bingham McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(2)            Secretary and Clerk     June 2007          Massachusetts Financial Services
(born 05/01/52)                                                           Company, Executive Vice President,
                                                                          General Counsel and Secretary (since
                                                                          January 2006); Wilmer Cutler Pickering
                                                                          Hale and Dorr LLP (law firm), Partner
                                                                          (prior to January 2006)

Frank L. Tarantino             Independent Chief       June 2007          Tarantino LLC (provider of compliance
(born 03/07/44)                Compliance Officer                         services), Principal (since June
                                                                          2004); CRA Business Strategies Group
                                                                          (consulting services), Executive Vice
                                                                          President (April 2003 to June 2004);
                                                                          David L. Babson & Co. (investment
                                                                          adviser), Managing Director, Chief
                                                                          Administrative Officer and Director
                                                                          (prior to March 2003)

Richard S. Weitzel(2)          Assistant Secretary     October 2007       Massachusetts Financial Services
(born 07/16/70)                and Assistant Clerk                        Company, Vice President and Assistant
                                                                          General Counsel (since 2007); Vice
                                                                          President and Senior Counsel (since
                                                                          May 2004); Massachusetts Department of
                                                                          Business and Technology, General
                                                                          Counsel (February 2003 to April 2004);
                                                                          Massachusetts Office of the Attorney
                                                                          General, Assistant Attorney General
                                                                          (April 2001 to February 2003)

James O. Yost(2)               Assistant Treasurer     June 2007          Massachusetts Financial Services
(born 06/12/60)                                                           Company, Senior Vice President

----------
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trust's officers hold comparable positions with the 98 funds in the MFS Family of Funds as of December 31, 2007, and with certain affiliates of MFS. The address of each officer is MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
Schedule B attached hereto sets forth, as of August 4, 2008, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of each Trust and MFS, and persons who own more than ten percent of any class of a Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish each Trust with copies of all
Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to each Trust with respect to its most recent fiscal year for Trustees, directors and certain officers of each Trust and MFS and greater than ten percent beneficial owners, each Trust believes all Section 16(a) transactions were reported on a timely basis. No individuals reported any transactions.

LITIGATION
Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits that are still pending generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters. The pending lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as well as fiduciary duties and other violations of common law. The pending lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The pending market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (consolidated class action complaint filed September 30, 2004), Hammerslough v. MFS et al., Case No. 04-MD-01620 (consolidated derivative complaint filed September 30, 2004), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (complaint related to Class B shares filed March 21, 2005). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of J. Atwood Ives, William R. Gutow, Michael Hegarty, Robert W. Uek and Laurie
J. Thomsen, as Trustees of each Trust (if still available for election) and FOR Proposals 2, 3, and 4.

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and
(b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) in the case of Proposal 1, the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of the outstanding shares of MFS High Income Municipal Trust, MFS Intermarket Income Trust I, MFS Intermediate High Income Trust and MFS Investment Grade Municipal Trust entitled to vote at the Meeting that are present in person or represented by proxy constitutes a quorum and thirty percent (30%) of the outstanding shares of MFS High Yield Municipal Trust, entitled to vote at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Mr. Ives and Ms. Thomsen as Trustees of MFS High Income Municipal Trust, and MFS Investment Grade Municipal Trust, a quorum also requires a majority of that Trust's outstanding preferred shares entitled to vote at the meeting present in person or represented by proxy, voting as a separate class and with respect to the election of Mr. Ives and Ms. Thomsen as Trustees of MFS High Yield Municipal Trust, a quourm also requires thirty percent 30% of that Trust's outstanding preferred shares entitled to vote at the meeting in person or be represented by proxy, voting as a separate class. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting. With respect to Proposals 2, 3 and 4, broker non-votes, abstentations and withholding authority to vote will each have the effect of a vote AGAINST each such proposal.

Each shareholder of a Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on August 4, 2008, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

Each Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Trust on or prior to April 23, 2009. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2009 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust's By-Laws and Declaration of Trust by May 1, 2009 at the Trust's principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2008 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC's proxy rules.

ADJOURNMENT
In the absence of a quorum at the Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set forth for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal. Any adjournment(s) with respect to a proposal will require the affirmative vote of a majority of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and, if so, such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

ADDITIONAL INFORMATION
The Meeting of shareholders of each Trust is called to be held at the same time as the Meetings of shareholders of each of the other Trusts. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Trusts.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Trust shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders in such household. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare at 1-800-637-2304. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household or if you are receiving multiple copies of this Proxy Statement and do want the mailings to be combined with those for other members of your household, contact Computershare, in writing, at 250 Royall Street, Canton, Massachusetts, 02021, or by telephone at 1-800-637-2304, or contact your financial intermediary.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 21, 2008                                 MFS HIGH INCOME MUNICIPAL TRUST
                                                 MFS HIGH YIELD MUNICIPAL TRUST
                                                 MFS INTERMARKET INCOME TRUST I
                                              MFS INTERMEDIATE HIGH INCOME FUND
                                           MFS INVESTMENT GRADE MUNICIPAL TRUST

                                                                     SCHEDULE A

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Prior to June 29, 2007, the previous Board of Trustees had appointed Pricewaterhouse-Coopers ("PWC") to serve as independent accountants to the Trusts. The tables below set forth the audit fees billed to the Trusts as well as fees for non-audit services provided to the Trusts and/or to the Trusts' former investment adviser, Columbia Management Advisors, LLC ("Columbia"), and to various entities either controlling, controlled by, or under common control with Columbia that provide ongoing services to the Trusts ("Columbia Service Affiliates"). On June 29, 2007, the current Board of Trustees appointed Ernst & Young to serve as independent accountants to the Trusts. The tables below set forth the audit fees billed to the Trusts as well as fees for non-audit services provided to the Trusts and/or to MFS as of June 29, 2007, MFS, and to various Service Affiliates either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Service Affliates").

For each Fund's last two fiscal years, fees billed by each Trust's Independent Registered Public Accounting Firm for services provided directly to each Trust:

                                        INDEPENDENT
                                         REGISTERED                             AUDIT RELATED
                                           PUBLIC           AUDIT FEES               FEES
                                         ACCOUNTING     ------------------    -----------------
TRUST                                       FIRM           2007       2006      2007       2006
-----------------------------------------------------------------------------------------------
MFS High Income Municipal Trust        Ernst & Young    $45,200        N/A        $0        N/A
                                            PWC             N/A    $32,000    $5,600    $13,730
MFS High Yield Municipal Trust         Ernst & Young    $45,200        N/A        $0        N/A
                                            PWC             N/A    $32,000    $5,600    $13,730
MFS InterMarket Income Trust I         Ernst & Young    $40,300        N/A        $0        N/A
                                            PWC             N/A    $33,900    $5,600     $4,100
MFS Intermediate High Income Fund      Ernst & Young    $45,200        N/A        $0        N/A
                                            PWC             N/A    $39,000    $5,600     $4,100
MFS Investment Grade Municipal Trust   Ernst & Young    $45,200        N/A        $0        N/A
                                            PWC             N/A    $27,800    $5,600    $13,730

                                        INDEPENDENT
                                         REGISTERED
                                           PUBLIC            TAX FEES             OTHER FEES
                                         ACCOUNTING     ------------------    -----------------
TRUST                                       FIRM          2007       2006      2007       2006
-----------------------------------------------------------------------------------------------
MFS High Income Municipal Trust        Ernst & Young     $8,550        N/A        $0         $0
                                            PWC          $3,500     $3,800        $0         $0
MFS High Yield Municipal Trust         Ernst & Young     $8,550        N/A        $0        N/A
                                            PWC          $3,500     $3,904        $0         $0
MFS InterMarket Income Trust I         Ernst & Young     $7,450        N/A        $0        N/A
                                            PWC          $3,050     $2,805        $0         $0
MFS Intermediate High Income Fund      Ernst & Young     $8,550        N/A        $0        N/A
                                            PWC          $3,250     $2,805        $0         $0
MFS Investment Grade Municipal Trust   Ernst & Young     $8,550        N/A        $0        N/A
                                            PWC          $3,500     $3,800        $0         $0

    For each Trust's last two fiscal years, no fees were billed by any Independent Registered Public Accounting Firm that would be disclosed under the captain "All Other Fees" to any Trust.

    For each Trust's last two fiscal years, fees billed by each Trust's Independent Registered Public Accounting Firm for services provided to each Trust's Service Affiliates that relate directly to such Trust's operations and financial reporting:

                         INDEPENDENT
                          REGISTERED      AUDIT RELATED
                            PUBLIC           FEES(1)        TAX FEES(1)      ALL OTHER FEES(1)
                          ACCOUNTING      -------------    ------------    --------------------
TRUST                        FIRM         2007     2006    2007    2006        2007        2006
-----------------------------------------------------------------------------------------------
Service Affiliates       Ernst & Young      $0      N/A      $0     N/A          $0         N/A
of MFS High Income
Municipal Trust

                              PWC           $0       $0      $0      $0    $357,970    $505,490
Service Affiliates       Ernst & Young      $0      N/A      $0     N/A          $0         N/A
of MFS High Yield
Municipal Trust

                              PWC           $0       $0      $0      $0    $357,970    $505,490
Service Affiliates       Ernst & Young      $0      N/A      $0     N/A          $0         N/A
of MFS InterMarket
Income Trust I

                              PWC           $0       $0      $0      $0    $357,970    $505,490
Service Affiliates       Ernst & Young      $0      N/A      $0     N/A          $0         N/A
of MFS Intermediate
High Income Fund

                              PWC           $0       $0      $0      $0    $357,970    $505,490
Service Affiliates       Ernst & Young      $0      N/A      $0     N/A          $0         N/A
of MFS Investment
Grade Municipal
Trust
                              PWC           $0       $0      $0      $0    $357,970    $505,490

----------
(1) This amount reflects the fees billed to Service Affiliates of the Fund for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

    During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Trust's two most recent fiscal years, for non-audit services rendered to each Trust and each Trust's Service Affiliates:

                                                      INDEPENDENT REGISTERED
TRUST                                                 PUBLIC ACCOUNTING FIRM        2007        2006
----------------------------------------------------------------------------------------------------
MFS High Income Municipal Trust and its Service       Ernst & Young             $123,959         N/A
  Affiliates
                                                                PWC             $367,070    $523,020
MFS High Yield Municipal Trust and its Service        Ernst & Young             $123,959         N/A
  Affiliates
                                                                PWC             $367,070    $523,124
MFS InterMarket Income Trust I and its Service        Ernst & Young             $122,859         N/A
  Affiliates
                                                                PWC             $366,620    $512,395
MFS Intermediate High Income Fund and its Service     Ernst & Young             $123,959         N/A
  Affiliates
                                                                PWC             $366,820    $512,395
MFS Investment Grade Municipal Trust and its Service  Ernst & Young             $123,959         N/A
  Affiliates
                                                                PWC             $367,070    $523,020

                                                                     SCHEDULE B

                          INTERESTS OF CERTAIN PERSONS

    As of August 4, 2008, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust are as follows:

                                                                             NUMBER OF         PERCENT OF
                                                                            OUTSTANDING        OUTSTANDING
                                       NAME AND ADDRESS                        SHARES           SHARES OF
                                         OF BENEFICIAL      TITLE OF        BENEFICIALLY       NOTED CLASS
TRUST                                        OWNER            CLASS            OWNED              OWNED
--------------------------------------------------------------------------------------------------------------
                                                   TBA

                                                                     SCHEDULE C

                  CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                          PROPOSED ACTION TO BE TAKEN

MFS HIGH INCOME MUNICIPAL TRUST

CURRENT FUNDAMENTAL POLICY                        PROPOSED POLICY
--------------------------                        ---------------
The Fund may:                                     The Fund may not:
---------------------------------------------------------------------------------------------------------
(1) issue senior securities or borrow money to    (1) (a) borrow money except to the extent not
the extent permitted by the Investment Company    prohibited by the 1940 Act and exemptive orders granted
Act of 1940, as amended;                          under such Act.

                                                  (1) (b) issue any senior securities except to the
                                                  extent not prohibited by the 1940 Act and exemptive
                                                  orders granted under such Act; for purposes of this
                                                  restriction, collateral arrangements with respect to
                                                  any type of swap, option, Forward Contracts and Futures
                                                  Contracts and collateral arrangements with respect to
                                                  initial and variation margin are not deemed to be the
                                                  issuance of a senior security;
---------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by others        (2) underwrite securities issued by other persons,
only when disposing of portfolio securities;      except that all or any portion of the assets of the
                                                  Fund may be invested in one or more investment
                                                  companies, to the extent not prohibited by the 1940 Act
                                                  and exemptive orders granted under such Act, and except
                                                  insofar as the Fund may technically be deemed an
                                                  underwriter under the Securities Act of 1933, as
                                                  amended, in selling a portfolio security;
---------------------------------------------------------------------------------------------------------
(3) make loans through the lending of             (3) make loans except to the extent not prohibited by
securities, through the purchase of debt          the 1940 Act and exemptive orders granted under such
instruments or similar evidences of               Act;
indebtedness typically sold to financial
institutions and through repurchase
agreements;
---------------------------------------------------------------------------------------------------------
(4) (a) not concentrate more than 25% of its      (4) (a) purchase any securities of an issuer in a
total assets in any one industry. In the          particular industry if as a result 25% or more of its
utilities category, gas, electric, water, and     total assets (taken at market value at the time of
telephone companies will be treated as            purchase) would be invested in securities of issuers
separate industries;                              whose principal business activities are in the same
                                                  industry.
(b) not, with respect to 75% of total assets
purchase any security (other than obligations     (b) It is proposed that this fundamental policy be
of the U.S. Government and cash items             removed.
including receivables) if as a result more
than 5% of its total assets would then be
invested in securities of a single issuer or
purchase the voting securities of an issuer
if, as a result of such purchase, the fund
would own more than 10% of the outstanding
voting securities of such issuer.

The Trust will treat each state and each
separate political subdivision, agency,
authority or instrumentality of such state,
each multistate agency or authority, and each
guarantor, if any, as separate issuers.
---------------------------------------------------------------------------------------------------------
(5) (a) only own real estate acquired as a        (5) purchase or sell real estate (excluding securities
result of owning securities;                      secured by real estate or interests therein and
                                                  securities of companies, such as real estate
(b) purchase and sell futures contracts and       investments trusts, which deal in real estate or
related options.                                  interests therein), interests in oil, gas or mineral
                                                  leases, commodities or commodity contracts (excluding
                                                  currencies and any type of option, Futures Contracts
                                                  and Forward Contracts or other derivative instruments
                                                  whose value is related to commodities or other
                                                  commodity contracts) in the ordinary course of its
                                                  business; the Fund reserves the freedom of action to
                                                  hold and to sell real estate, mineral leases,
                                                  commodities or commodity contracts (including
                                                  currencies and any type of option, Futures Contracts
                                                  and Forward Contracts) acquired as a result of the
                                                  ownership of securities.
---------------------------------------------------------------------------------------------------------

MFS HIGH YIELD MUNICIPAL TRUST

CURRENT FUNDAMENTAL POLICY                        PROPOSED POLICY
--------------------------                        --------------
The Fund may:                                     The Fund may not:
---------------------------------------------------------------------------------------------------------
(1) issue senior securities or borrow money to    (1) (a) borrow money except to the extent not
the extent permitted by the Investment Company    prohibited by the 1940 Act and exemptive orders granted
Act of 1940, as amended;                          under such Act.

                                                  (1) (b) issue any senior securities except to the
                                                  extent not prohibited by the 1940 Act and exemptive
                                                  orders granted under such Act; for purposes of this
                                                  restriction, collateral arrangements with respect to
                                                  any type of swap, option, Forward Contracts and Futures
                                                  Contracts and collateral arrangements with respect to
                                                  initial and variation margin are not deemed to be the
                                                  issuance of a senior security;
---------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by others        (2) underwrite securities issued by other persons,
only when disposing of portfolio securities;      except that all or any portion of the assets of the
                                                  Fund may be invested in one or more investment
                                                  companies, to the extent not prohibited by the 1940 Act
                                                  and exemptive orders granted under such Act, and except
                                                  insofar as the Fund may technically be deemed an
                                                  underwriter under the Securities Act of 1933, as
                                                  amended, in selling a portfolio security;
---------------------------------------------------------------------------------------------------------
(3) make loans through the lending of             (3) make loans except to the extent not prohibited by
securities, through the purchase of debt          the 1940 Act and exemptive orders granted under such
instruments or similar evidences of               Act;
indebtedness typically sold to financial
institutions and through repurchase
agreements;
---------------------------------------------------------------------------------------------------------
(4) (a) not concentrate more than 25% of its      (4) (a) purchase any securities of an issuer in a
total assets in any one industry. In the          particular industry if as a result 25% or more of its
utilities category, gas, electric, water, and     total assets (taken at market value at the time of
telephone companies will be treated as            purchase) would be invested in securities of issuers
separate industries;                              whose principal business activities are in the same
                                                  industry.
(b) not, with respect to 75% of total assets
purchase any security (other than obligations     (b) It is proposed that this fundamental policy be
of the U.S. Government and cash items             removed.
including receivables) if as a result more
than 5% of its total assets would then be
invested in securities of a single issuer or
purchase the voting securities of an issuer
if, as a result of such purchase, the fund
would own more than 10% of the outstanding
voting securities of such issuer.

The Trust will treat each state and each
separate political subdivision, agency,
authority or instrumentality of such state,
each multistate agency or authority, and each
guarantor, if any, as separate issuers.
---------------------------------------------------------------------------------------------------------
(5) (a) only own real estate acquired as a        (5) purchase or sell real estate (excluding securities
result of owning securities;                      secured by real estate or interests therein and
                                                  securities of companies, such as real estate
(b) purchase and sell futures contracts and       investments trusts, which deal in real estate or
related options;                                  interests therein), interests in oil, gas or mineral
                                                  leases, commodities or commodity contracts (excluding
                                                  currencies and any type of option, Futures Contracts
                                                  and Forward Contracts or other derivative instruments
                                                  whose value is related to commodities or other
                                                  commodity contracts) in the ordinary course of its
                                                  business; the Fund reserves the freedom of action to
                                                  hold and to sell real estate, mineral leases,
                                                  commodities or commodity contracts (including
                                                  currencies and any type of option, futures Contracts
                                                  and Forward Contracts) acquired as a result of the
                                                  ownership of securities.
---------------------------------------------------------------------------------------------------------

MFS INTERMARKET INCOME TRUST I

CURRENT FUNDAMENTAL POLICY                        PROPOSED POLICY
--------------------------                        ---------------
The Fund may:                                     The Fund may not:
---------------------------------------------------------------------------------------------------------
(1) issue senior securities or borrow money to    (1) (a) borrow money except to the extent not
the extent permitted by the Investment Company    prohibited by the 1940 Act and exemptive orders granted
Act of 1940, as amended;                          under such Act.

                                                  (1) (b) issue any senior securities except to the
                                                  extent not prohibited by the 1940 Act and exemptive
                                                  orders granted under such Act; for purposes of this
                                                  restriction, collateral arrangements with respect to
                                                  any type of swap, option, Forward Contracts and Futures
                                                  Contracts and collateral arrangements with respect to
                                                  initial and variation margin are not deemed to be the
                                                  issuance of a senior security;
---------------------------------------------------------------------------------------------------------
(2) not act as underwriter except to the          (2) underwrite securities issued by other persons,
extent that, in connection with the               except that all or any portion of the assets of the
disposition of portfolio securities, it may be    Fund may be invested in one or more investment
deemed to be an underwriter under the Federal     companies, to the extent not prohibited by the 1940 Act
securities laws;                                  and exemptive orders granted under such Act, and except
                                                  insofar as the Fund may technically be deemed an
                                                  underwriter under the Securities Act of 1933, as
                                                  amended, in selling a portfolio security;
---------------------------------------------------------------------------------------------------------
(3) not make loans, except through (i) the        (3) make loans except to the extent not prohibited by
purchase of bonds, debentures, commercial         the 1940 Act and exemptive orders granted under such
paper, notes and similar evidences of             Act;
indebtedness of a type commonly sold privately
to financial institutions, (ii) repurchase
agreements and (iii) securities loans. (The
purchase of a portion of an issue of
securities described under clause (i) above
that is distributed publicly, whether or not
the purchase is made on the original issuance,
is not considered the make of a loan.)
---------------------------------------------------------------------------------------------------------
(4) not purchase any security (other than         (4) purchase any securities of an issuer in a
obligations of the U.S. Government) if as a       particular industry if as a result 25% or more of its
result more than 25% of its total assets          total assets (taken at market value at the time of
(taken at current value) would be invested in     purchase) would be invested in securities of issuers
securities of issuers in any one industry         whose principal business activities are in the same
(except U.S. Government securities);              industry.
---------------------------------------------------------------------------------------------------------
(5) not buy or sell commodities or commodity      (5) purchase or sell real estate (excluding securities
contracts, or real estate or interests in real    secured by real estate or interests therein and
estate, although it may purchase and sell (a)     securities of companies, such as real estate
securities which are secured by real estate,      investments trusts, which deal in real estate or
(b) securities of companies which invest or       interests therein), interests in oil, gas or mineral
deal in real estate and (c) futures contracts     leases, commodities or commodity contracts (excluding
based on debt securities or indices of debt       currencies and any type of option, Futures Contracts
securities, foreign currency forward or           and Forward Contracts or other derivative instruments
futures contracts and options relating to any     whose value is related to commodities or other
of the foregoing, and it may acquire real         commodity contracts) in the ordinary course of its
estate or interests through the exercise of       business; the Fund reserves the freedom of action to
its rights as a holder of debt obligations        hold and to sell real estate, mineral leases,
secured by real estate or interests therein.      commodities or commodity contracts (including
                                                  currencies and any type of option, Futures Contracts
                                                  and Forward Contracts) acquired as a result of the
                                                  ownership of securities.
---------------------------------------------------------------------------------------------------------

MFS INTERMEDIATE HIGH INCOME FUND

CURRENT FUNDAMENTAL POLICY                        PROPOSED POLICY
--------------------------                        ---------------
The Fund may:                                     The Fund may not:
---------------------------------------------------------------------------------------------------------
(1) issue senior securities or borrow money to   (1) (a) borrow money except to the extent not
the extent permitted by the Investment Company    prohibited by the 1940 Act and exemptive orders granted
Act of 1940, as amended;                          under such Act.

                                                  (1) (b) issue any senior securities except to the
                                                  extent not prohibited by the 1940 Act and exemptive
                                                  orders granted under such Act; for purposes of this
                                                  restriction, collateral arrangements with respect to
                                                  any type of swap, option, Forward Contracts and Futures
                                                  Contracts and collateral arrangements with respect to
                                                  initial and variation margin are not deemed to be the
                                                  issuance of a senior security;
---------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by others        (2) underwrite securities issued by other persons,
only when disposing of portfolio securities;      except that all or any portion of the assets of the
                                                  Fund may be invested in one or more investment
                                                  companies, to the extent not prohibited by the 1940 Act
                                                  and exemptive orders granted under such Act, and except
                                                  insofar as the Fund may technically be deemed an
                                                  underwriter under the Securities Act of 1933, as
                                                  amended, in selling a portfolio security;
---------------------------------------------------------------------------------------------------------

INTERMEDIATE HIGH INCOME FUND

CURRENT FUNDAMENTAL POLICY                        PROPOSED POLICY
--------------------------                        ---------------
The Fund may:                                     The Fund may not:
---------------------------------------------------------------------------------------------------------
(3) make loans through the lending of             (3) make loans except to the extent not prohibited by
securities, through the purchase of debt          the 1940 Act and exemptive orders granted under such
instruments or similar evidences of               Act;
indebtedness typically sold to financial
institutions and through repurchase
agreements;
---------------------------------------------------------------------------------------------------------
(4) (a) not concentrate more than 25% of its      (4) (a) purchase any securities of an issuer in a
total assets in any one industry;                 particular industry if as a result 25% or more of its
                                                  total assets (taken at market value at the time of
(4) (b) not, with respect to 75% of total         purchase) would be invested in securities of issuers
assets purchase any security (other than          whose principal business activities are in the same
obligations of the U.S. Government and cash       industry.
items including receivables) if as a result
more than 5% of its total assets would then be    (4) (b) It is proposed that this fundamental policy be
invested in securities of a single issuer or      removed.
purchase the voting securities of an issuer
if, as a result of such purchase, the fund
would own more than 10% of the outstanding
voting securities of such issuer.
---------------------------------------------------------------------------------------------------------
(5) (a) only own real estate acquired as a        (5) purchase or sell real estate (excluding securities
result of owning securities;                      secured by real estate or interests therein and
                                                  securities of companies, such as real estate
(b) purchase and sell interest rate futures       investments trusts, which deal in real estate or
contracts; foreign currency forward or futures    interests therein), interests in oil, gas or mineral
contracts, futures contracts or indexes of        leases, commodities or commodity contracts (excluding
securities, and options relating to the           currencies and any type of option, Futures Contracts
foregoing;                                        and Forward Contracts or other derivative instruments
                                                  whose value is related to commodities or other
                                                  commodity contracts) in the ordinary course of its
                                                  business; the Fund reserves the freedom of action to
                                                  hold and to sell real estate, mineral leases,
                                                  commodities or commodity contracts (including
                                                  currencies and any type of option, Futures Contracts
                                                  and Forward Contracts) acquired as a result of the
                                                  ownership of securities.
---------------------------------------------------------------------------------------------------------

MFS INVESTMENT GRADE MUNICIPAL FUND

CURRENT FUNDAMENTAL POLICY                        PROPOSED POLICY
--------------------------                        ---------------
The Fund may:                                     The Fund may not:
---------------------------------------------------------------------------------------------------------
(1) issue senior securities or borrow money to    (1) (a) borrow money except to the extent not
the extent permitted by the Investment Company    prohibited by the 1940 Act and exemptive orders granted
Act of 1940, as amended;                          under such Act.

                                                  (1) (b) issue any senior securities except to the
                                                  extent not prohibited by the 1940 Act and exemptive
                                                  orders granted under such Act; for purposes of this
                                                  restriction, collateral arrangements with respect to
                                                  any type of swap, option, Forward Contracts and Futures
                                                  Contracts and collateral arrangements with respect to
                                                  initial and variation margin are not deemed to be the
                                                  issuance of a senior security;
---------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by others        (2) underwrite securities issued by other persons,
only when disposing of portfolio securities;      except that all or any portion of the assets of the
                                                  Fund may be invested in one or more investment
                                                  companies, to the extent not prohibited by the 1940 Act
                                                  and exemptive orders granted under such Act, and except
                                                  insofar as the Fund may technically be deemed an
                                                  underwriter under the Securities Act of 1933, as
                                                  amended, in selling a portfolio security;
---------------------------------------------------------------------------------------------------------
(3) make loans through the lending of             (3) make loans except to the extent not prohibited by
securities, through the purchase of debt          the 1940 Act and exemptive orders granted under such
instruments or similar evidences of               Act;
indebtedness typically sold to financial
institutions and through repurchase
agreements;
---------------------------------------------------------------------------------------------------------
(4) (a) not concentrate more than 25% of its      (4) (a) purchase any securities of an issuer in a
total assets in any one industry. In the          particular industry if as a result 25% or more of its
utilities category, gas, electric, water, and     total assets (taken at market value at the time of
telephone companies will be treated as            purchase) would be invested in securities of issuers
separate industries;                              whose principal business activities are in the same
                                                  industry.
(b) not, with respect to 75% of total assets
purchase any security (other than obligations     (b) It is proposed that this fundamental policy be
of the U.S. Government and cash items             removed.
including receivables) if as a result more
than 5% of its total assets would then be
invested in securities of a single issuer or
purchase the voting securities of an issuer
if, as a result of such purchase, the fund
would own more than 10% of the outstanding
voting securities of such issuer.

The Trust will treat each state and each
separate political subdivision, agency,
authority or instrumentality of such state,
each multistate agency or authority, and each
guarantor, if any, as separate issuers.
---------------------------------------------------------------------------------------------------------
(5) (a) only own real estate acquired as a        (5) purchase or sell real estate (excluding securities
result of owning securities;                      secured by real estate or interests therein and
                                                  securities of companies, such as real estate
(b) purchase and sell futures contracts and       investments trusts, which deal in real estate or
related options.                                  interests therein), interests in oil, gas or mineral
                                                  leases, commodities or commodity contracts (excluding
                                                  currencies and any type of option, Futures Contracts
                                                  and Forward Contracts or other derivative instruments
                                                  whose value is related to commodities or other
                                                  commodity contracts) in the ordinary course of its
                                                  business; the Fund reserves the freedom of action to
                                                  hold and to sell real estate, mineral leases,
                                                  commodities or commodity contracts (including
                                                  currencies and any type of option, Futures Contracts
                                                  and Forward Contracts) acquired as a result of the
                                                  ownership of securities.
---------------------------------------------------------------------------------------------------------

MFS CALIFORNIA INSURED MUNICIPAL FUND

CURRENT FUNDAMENTAL POLICY                        PROPOSED POLICY
--------------------------                        ---------------
The Fund may:                                     The Fund may not:
---------------------------------------------------------------------------------------------------------
(1) issue senior securities or borrow money to    (1) (a) borrow money except to the extent not
the extent permitted by the Investment Company    prohibited by the 1940 Act and exemptive orders granted
Act of 1940, as amended;                          under such Act.

                                                  (1) (b) issue any senior securities except to the
                                                  extent not prohibited by the 1940 Act and exemptive
                                                  orders granted under such Act; for purposes of this
                                                  restriction, collateral arrangements with respect to
                                                  any type of swap, option, Forward Contracts and Futures
                                                  Contracts and collateral arrangements with respect to
                                                  initial and variation margin are not deemed to be the
                                                  issuance of a senior security;
---------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by others        (2) underwrite securities issued by other persons,
only when disposing of portfolio securities;      except that all or any portion of the assets of the
                                                  Fund may be invested in one or more investment
                                                  companies, to the extent not prohibited by the 1940 Act
                                                  and exemptive orders granted under such Act, and except
                                                  insofar as the Fund may technically be deemed an
                                                  underwriter under the Securities Act of 1933, as
                                                  amended, in selling a portfolio security;
---------------------------------------------------------------------------------------------------------
(3) make loans through the lending of             (3) make loans except to the extent not prohibited by
securities, through the purchase of debt          the 1940 Act and exemptive orders granted under such
instruments or similar evidences of               Act;
indebtedness typically sold to financial
institutions and through repurchase
agreements;
---------------------------------------------------------------------------------------------------------
(4) not concentrate more than 25% of its total    (4) purchase any securities of an issuer in a
assets in any one industry. (In the utilities     particular industry if as a result 25% or more of its
category, gas, electric, water, and telephone     total assets (taken at market value at the time of
companies will be treated as separate             purchase) would be invested in securities of issuers
industries.)                                      whose principal business activities are in the same
                                                  industry.
---------------------------------------------------------------------------------------------------------
(5) (a) only own real estate acquired as a        (5) purchase or sell real estate (excluding securities
result of owning securities;                      secured by real estate or interests therein and
                                                  securities of companies, such as real estate
(b) purchase and sell futures contracts and       investments trusts, which deal in real estate or
related options;                                  interests therein), interests in oil, gas or mineral
                                                  leases, commodities or commodity contracts (excluding
(c) not purchase or sell commodities or           currencies and any type of option, Futures Contracts
commodity contracts, except that, consistent      and Forward Contracts or other derivative instruments
with its investment policies, the Trust may       whose value is related to commodities or other
purchase and sell financial futures contracts     commodity contracts) in the ordinary course of its
and options and may enter into swap               business; the Fund reserves the freedom of action to
agreements, foreign exchange contracts and        hold and to sell real estate, mineral leases,
other financial transactions not requiring the    commodities or commodity contracts (including
delivery of physical commodities                  currencies and any type of option, Futures Contracts
                                                  and Forward Contracts) acquired as a result of the
                                                  ownership of securities.

                                                                     SCHEDULE D

                    COMPARISON OF MATERIAL TERMS OF CURRENT
                  DECLARATION AND FORM OF REVISED DECLARATION

                                                                                           CURRENT DECLARATIONS
                                                                                       -----------------------------
                                                               MFS HIGH INCOME
                                                              MUNICIPAL TRUST,
                                                               MFS HIGH YIELD              MFS INTERMEDIATE HIGH
                                                             MUNICIPAL TRUST AND              INCOME FUND AND
                                                            MFS INVESTMENT GRADE              MFS INTERMARKET
                              REVISED DECLARATION              MUNICIPAL TRUST                INCOME TRUST I
                         -------------------------------------------------------------------------------------------
Shareholder              The Trust shall indemnify and  A shareholder or former        A shareholder or former
Liability:               hold each shareholder or       shareholder held to be         shareholder held to be
                         former shareholder harmless    personally liable solely by    personally liable solely by
                         against all claims in          reason of his or her being or  reason of his or her being or
                         connection with Trust          having been a shareholder is   having been a shareholder is
                         property or the acts,          entitled to be held harmless   entitled to be held harmless
                         obligations or affairs of the  from and indemnified against   from and indemnified against
                         Trust to which such            all loss and expense arising   all loss and expense arising
                         shareholder may become         from such liability.           from such liability.
                         subject solely by reason of
                         his or her being or having     Every note, bond, contract,    Every note, bond, contract,
                         been a shareholder.            instrument, certificate or     instrument, certificate or
                                                        undertaking made or issued by  undertaking made or issued by
                         Every written obligation,      the Trustees or by any         the Trustees or by any
                         contract, instrument,          officers or officer must       officers or officer must
                         certificate, share, other      recite that the same was       recite that the same was
                         security of the Trust or       executed or made by or on      executed or made by or on
                         undertaking made or issued by  behalf of the Trust or by      behalf of the Trust or by
                         the Trustees or officers       them as Trustees or as         them as Trustees or as
                         shall recite that the same is  officers and that obligations  officers and that obligations
                         executed or made by or on      of such instrument are not     of such instrument are not
                         behalf of Trustees and that    binding upon any of them or    binding upon any of them or
                         the obligations of such        shareholders individually.     shareholders individually.
                         instrument are not binding on
                         any of the Trustees, officers
                         or shareholders individually.

Shareholder              Subject to the voting power    Subject to the voting powers   Shareholders have the power
Voting                   of one or more Classes of      of one or more classes or      to vote only (i) for the
Rights:                  Shares as set forth in the     series of shares as set forth  election or removal of
                         Declaration, and in the By-    in the bylaws, shareholders    Trustees; (ii) with respect
                         Laws or in any Statement,      have the power to vote only    to any investment advisory or
                         Shareholders have the power    (i) for the election or        management contract; (iii)
                         to vote only (i) for the       removal of Trustees; (ii)      with respect to any
                         election, when submitted to    with respect to any            termination, by the
                         shareholders, or removal of    investment advisory or         shareholders, of the Trust;
                         Trustees; (ii) with respect    management contract; (iii)     (iv) with respect to any
                         to any investment advisory or  with respect to any            amendment of the Declaration
                         management contract for which  termination, by the            of Trust that requires
                         a shareholder vote is          shareholders, of the Trust;    shareholder authorization;
                         required by the 1940 Act;      (iv) with respect to any       (v) with respect to
                         (iii) with respect to          amendment of the Declaration   derivative actions similar to
                         termination, by the            of Trust that requires         a Massachusetts corporation;
                         shareholders, of the Trust or  shareholder authorization;     and (vi) with respect to any
                         any Class; (iv) with respect   (v) with respect to            other matters required by
                         to any amendment of the        derivative actions similar to  law, the organizational
                         Declaration of Trust that      a Massachusetts corporation;   documents, registration with
                         requires shareholder           and (vi) with respect to any   the Commission or other
                         approval; (v) with respect to  other matters required by      regulators or deemed
                         any merger, consolidation or   law, the organizational        desirable by the Board.
                         sale of assets where           documents, registration with
                         shareholder authorization is   the Commission or other        Each whole share or
                         required; (vi) with respect    regulators or deemed           fractional share is entitled
                         to any conversion of the       desirable by the Board.        to one vote or a
                         Trust to an "open-end                                         proportionate fractional
                         company"; (vii) with respect   Except as provided in the by-  vote, respectively.
                         to derivative actions similar  laws, each whole share or
                         to a Massachusetts             fractional share is entitled   Except when a larger vote is
                         corporation; and (viii) with   to one vote or a               required by the provisions of
                         respect to certain             proportionate fractional       the Declaration of Trust or
                         transactions with principal    vote, respectively.            the bylaws, a majority of the
                         shareholders; and (ix) with                                   shares voted shall decide any
                         respect to any other matters   On any matter submitted to a   questions and a plurality
                         required by the                vote of shareholders, all      shall elect a Trustee.
                         organizational documents,      shares of the Trust then
                         registration with the          entitled to vote shall,
                         Commission or other            except as otherwise provided
                         regulators or deemed           in the by-laws or required by
                         desirable by the Board.        law, be voted in the
                                                        aggregate as a single class
                                                        without regard to classes or
                                                        series of shares.

Shareholder              A shareholder is entitled to   Except when a larger vote is
Voting                   one vote for each share owned  required by the provisions of
Rights                   by such shareholder on each    the Declaration of Trust or
(continued)              matter on which such           the bylaws, a majority of the
                         shareholder is entitled to     shares voted shall decide any
                         vote, and each fractional      questions and a plurality
                         share is entitled to a         shall elect a Trustee,
                         proportionate fractional       provided that where the
                         vote, except as otherwise      bylaws require that the
                         provided in the By-Laws or     holders of any class or
                         any Statement.                 series shall vote as an
                                                        individual class or series, a
                         Except as otherwise required   majority of the shares of
                         by law or the organizational   that class or series voted on
                         documents, shares              the matter (or a plurality
                         representing a majority of     with respect to the election
                         the shares voted in person or  of a Trustee) shall decide
                         by proxy shall decide any      that matter insofar as that
                         questions and a plurality      class or series is concerned.
                         shall elect a Trustee,
                         provided that where any
                         provision of law, the
                         Declaration, the By-Laws, or
                         a Statement requires that
                         holders of any Class or
                         Series shall vote as a class,
                         then Shares representing a
                         majority of that Class or
                         Series vote on the matter (or
                         a plurality with respect to
                         the election of a Trustee)
                         shall decide that matter
                         insofar as that Class or
                         Series is concerned.

Shareholders             Issue not addressed in the     If the Trustees shall fail to  If the Trustees shall fail to
Meetings:                Declaration of Trust.          call or give notice of any     call or give notice of any
                                                        meeting of shareholders for    meeting of shareholders for
                                                        30 days after written          30 days after written
                                                        application requesting a       application requesting a
                                                        meeting by shareholders        meeting by shareholders
                                                        holding at least 10% of the    holding at least 10% of the
                                                        shares then outstanding of     shares then outstanding, then
                                                        all classes and series         shareholders holding at least
                                                        entitled to vote at such       10% of the shares then
                                                        meeting, then shareholders     outstanding may call and give
                                                        holding at least 10% of the    notice of such meeting.
                                                        shares then outstanding may
                                                        call and give notice of such
                                                        meeting.

Shareholder              Issue not addressed in the     A majority* of the shares      A majority of the shares
Quorum:                  Declaration of Trust, but      entitled to vote on a          entitled to vote shall be a
                         intended to be addressed in    particular matter shall be a   quorum.
                         the Bylaws as described in     quorum, except where the
                         Proposal 2.                    bylaws require that holders
                                                        of any class or series shall
                                                        vote as an individual class
                                                        or series, in which case a
                                                        majority* of the aggregate
                                                        number of shares of that
                                                        class or series is necessary
                                                        to constitute a quorum.

                                                        * MFS High Yield Municipal
                                                          Trust provides that 30% of
                                                          the shares entitled to vote
                                                          shall be a quorum.

Shareholder              Consent of two-thirds of the   Majority consent (or such      Majority consent (or such
Consent:                 shares outstanding and         larger proportion as required  larger proportion as required
                         entitled to vote required for  by any express provision of    by any express provision of
                         shareholder action taken       the Declaration of Trust or    the Declaration of Trust or
                         without a meeting, as relates  bylaws) required for           bylaws) required for
                         to approval of merger/         shareholder action taken       shareholder action taken
                         consolidation, unless such     without a meeting.             without a meeting.
                         merger/consolidation is
                         recommended by the Trustees,
                         in which case consent of a
                         majority of the shares
                         outstanding and entitled to
                         vote is sufficient.

                         Majority consent required for
                         shareholder action taken
                         without a meeting, as relates
                         to amendments to the
                         Declaration of Trust.
Notice to                Any notices to which a         Notice of shareholder          Notice of shareholder
Shareholders:            shareholder may be entitled    meetings is to be mailed,      meetings is to be mailed,
                         and any and all                postage prepaid, not less      postage prepaid, not less
                         communications shall be        than seven days in advance.    than seven days in advance.
                         deemed duly served (i) if
                         mailed, postage prepaid, (ii)  Notice must state the time,    Notice must state the time,
                         if sent by electronic          place and purpose of the       place and purpose of the
                         transmission to shareholder,   meeting.                       meeting.
                         (iii) if mailed or sent by
                         electronic delivery to one or
                         more members of shareholder's
                         household, or (iv) if
                         otherwise sent in accordance
                         with applicable law or
                         regulation.

Power to                 Except where shareholder       Except to the extent the       The Declaration of Trust may
Amend Declaration        authorization is required,     bylaws or applicable law       be amended at any time by an
of Trust:                the Declaration of Trust may   require a higher vote or a     instrument in writing signed
                         be amended by the Trustees,    separate vote of one or more   by a majority of the then
                         to change the name or          classes or series of shares,   Trustees when authorized so
                         principal office of the        the Declaration of Trust may   to do by vote of a majority
                         Trust, to supply any           be amended at any time by an   of the shares entitled to
                         omission, to cure, correct or  instrument in writing signed   vote with respect to such
                         supplement any ambiguous,      by a majority of the then      amendment, except that
                         defective or inconsistent      Trustees when authorized so    shareholder authorization is
                         provision or if the Trustees   to do by vote of a majority    not required for amendments
                         deem it necessary or           of the shares entitled to      to change the name of the
                         advisable, to conform the      vote with respect to such      Trust, supply any omission,
                         Declaration of Trust to the    amendment, except that         cure any ambiguity or cure,
                         requirements of applicable     shareholder authorization is   correct or supplement any
                         law.                           not required for amendments    defective or inconsistent
                                                        to authorize one or more       provision.
                         Shareholders have the right    classes or series of shares,
                         to vote on any amendment that  to change the name of the      No amendment may be made
                         would affect their right to    Trust, supply any omission,    which repeals certain
                         vote, any amendment that       cure any ambiguity or cure,    provisions relating to the
                         requires a shareholder         correct or supplement any      number and term of Trustees,
                         approval under law or the      defective or inconsistent      the conversion to an open-end
                         trust's registration           provision. Except to the       fund or this provision*,
                         statement, any amendment to    extent the bylaws or           unless such amendment shall
                         the declaration of trust       applicable law require a       receive the affirmative vote
                         provision regarding amendment  higher vote or a separate      of 66 2/3% of the shares
                         and any other amendment        vote, no amendment may be      entitled to vote.
                         submitted to them by the       made which repeals certain
                         trustees. Except to the        provisions relating to the     * Colonial Intermarket Income
                         extent a higher vote is        number and term of Trustees,     Trust I also requires a 66
                         required by the By-Laws or     the conversion to an open-end    2/3% vote to amend the
                         any Statement, or as           fund or this provision,          provision relating to the
                         otherwise provided below, any  unless such amendment shall      duration and termination of
                         amendment on which the         receive the affirmative vote     Trust.
                         shareholders have the right    of 66 2/3% of the shares
                         to vote shall require a        entitled to vote.
                         majority shareholder vote.

Power to                 No amendment may be made
Amend Declaration        which shall impair the
of Trust                 exemption from personal
(continued)              liability of the
                         Shareholders, former
                         Shareholders, Trustees,
                         Advisory Trustees, officers,
                         employees and agents of the
                         Trust, permit assessments
                         upon Shareholders or former
                         Shareholders, or limit the
                         rights to indemnification or
                         insurance with respect to
                         actions or omissions of
                         persons entitled to
                         indemnification under the
                         provisions of the Declaration
                         prior to such amendment. No
                         amendment may be made which
                         shall amend, alter, change or
                         repeal any of the provisions
                         relating to term of trustees,
                         termination of the Trust or
                         any Class, amendments to the
                         declaration of trust, merger,
                         consolidation or sale of
                         assets; conversion and
                         certain transactions unless
                         the amendment effecting such
                         amendment, alteration, change
                         or repeal shall receive the
                         affirmative vote or consent
                         of sixty-six and two-thirds
                         percent (66 2/3%) of the
                         shares outstanding and
                         entitled to vote.

Termination of Trust:    Subject to the voting powers   Subject to the voting powers   The Trust may be terminated
                         of one or more Classes of      of one or more classes or      at any time by vote of
                         Shares, Shareholders have the  series of shares as set forth  shareholders holding at least
                         right to terminate the Trust   in the bylaws, the Trust may   66 2/3% of the shares
                         or any Class upon a vote of    be terminated at any time by   entitled to vote.
                         not less than two-thirds of    vote of shareholders holding
                         the outstanding shares of the  at least 66 2/3% of the        Trustees may terminate the
                         Trust or such Class.           shares entitled to vote.       Trust by written notice to
                                                                                       the shareholders.
                         Trustees may terminate the     Trustees may terminate the
                         Trust or any Class by written  Trust by written notice to
                         notice to shareholders.        the shareholders.

Merger or                The Declaration of Trust       Issue not addressed in the     Issue not addressed in the
Consolidation            provides that a                Declaration of Trust.          Declaration of Trust.
of Trust:                consolidation, merger or sale
                         of assets may be authorized
                         by a two-thirds shareholder
                         vote at a meeting called for
                         such purpose, or by written
                         consent, without a meeting,
                         of the holders of not less
                         than two-thirds of such
                         shares, provided, however,
                         that if such merger,
                         consolidation, sale, lease or
                         exchange is recommended by
                         the Trustees, the vote or
                         written consent of the
                         holders of a majority of
                         shares outstanding and
                         entitled to vote, shall be
                         sufficient authorization.

Conversion:              Notwithstanding any other      The conversion of the Trust    At the first annual meeting
                         provision of this              from a "closed-end company"    or special meeting held after
                         Declaration, the conversion    to an "open-end company",      November 1, 1993*, the
                         of the Trust from a "closed-   together with any necessary    Trustees shall submit to
                         end company" to an "open-end   amendments to the Declaration  shareholders a proposal for
                         company," as those terms are   of Trust to permit such a      conversion from a "closed-end
                         defined in the 1940 Act,       conversion, require the        company" to an "open-end
                         shall require the affirmative  affirmative vote of 66 2/3%    company," if: (i) shares have
                         vote or consent of the         of shares of each class        traded on the principal
                         holders of sixty-six and two-  entitled to vote.              security exchange where
                         thirds percent (66 2/3%) of                                   listed at an average discount
                         the shares of each Class                                      from net asset value of more
                         outstanding and entitled to                                   than 10%, determined on the
                         vote.                                                         basis of the discount as of
                                                                                       the end of the last trading
                                                                                       day in each week during the
                                                                                       period of 12 calendar weeks
                                                                                       preceding November 1, 1993*,
                                                                                       and (ii) during such year the
                                                                                       Trust receives at its
                                                                                       principal executive office
                                                                                       written requests from the
                                                                                       holders of 10% or more of the
                                                                                       outstanding shares that such
                                                                                       proposal be submitted to
                                                                                       shareholders.

                                                                                       The conversion of the Trust
                                                                                       from a "closed-end company"
                                                                                       to an "open-end company"
                                                                                       require the affirmative vote
                                                                                       of 66 2/3% of shares entitled
                                                                                       to vote.

                                                                                       * December 1, 1994 for
                                                                                         Colonial Investment Income
                                                                                         Trust I.

Removal of               Subject to the voting powers   At any meeting called for      At any meeting called for
Trustees:                of one or more Classes of      such purpose and subject to    such purpose, a Trustee may
                         Shares, a Trustee may be       the voting powers of one or    be removed, with or without
                         removed at any meeting of      more classes or series of      cause, by vote of a majority
                         shareholders by a vote of      shares as set forth in the     of the outstanding shares.
                         shares representing a          bylaws, a Trustee may be
                         majority of the outstanding    removed, with or without       The Trustees may remove a
                         shares of the Trust entitled   cause, by vote of a majority   Trustee, with or without
                         to vote for the election of    of the outstanding shares of   cause, by vote of a majority
                         such trustee.                  the classes or series          of the Trustees then in
                                                        entitled to vote for the       office.
                         A Trustee may be removed at    election of such Trustee.
                         any time, with or without
                         cause, by written instrument   The Trustees may remove a
                         signed by at least three-      Trustee, with or without
                         quarters of the Trustees,      cause, by vote of a majority
                         specifying the date when such  of the Trustees then in
                         removal shall become           office.
                         effective.

Trustee Liability:       No Trustee, advisory Trustee,  Trustees are not responsible   Trustees are not responsible
                         officer or employee or agent   or liable for any neglect or   or liable for any neglect or
                         will be liable whatsoever to   wrongdoing of any officer,     wrongdoing of any officer,
                         any person in connection with  agent, employee, adviser, or   agent, employee, adviser, or
                         Trust property or the affairs  principal underwriter of the   principal underwriter of the
                         of the Trust, and no Trustee   Trust. No Trustee is           Trust. No Trustee is
                         or advisory Trustee will be    responsible for the act or     responsible for the act or
                         liable or responsible in any   omission of any other          omission of any other
                         event for any neglect or       Trustee. Trustee is not        Trustee. Trustee is not
                         wrongdoing of any officer,     protected against any          protected against any
                         employee or agent of the       liability to which he or she   liability to which he or she
                         Trust or for the act or        would otherwise be subject by  would otherwise be subject by
                         omission of any other          reason of willful              reason of willful
                         Trustee. Trustees, advisory    misfeasance, bad faith, gross  misfeasance, bad faith, gross
                         Trustees, officers, employees  negligence or reckless         negligence or reckless
                         and agents are not protected   disregard of the duties        disregard of the duties
                         against any liability to the   involved in the conduct of     involved in the conduct of
                         Trust or its shareholders to   his or her office.             his or her office.
                         which he or she would
                         otherwise be subject by
                         reason of willful
                         misfeasance, bad faith, gross
                         negligence or reckless
                         disregard of the duties
                         involved in the conduct of
                         his or her office or position
                         with or on behalf of the
                         Trust.

Trustee                  The Trust will indemnify each  The Trust will indemnify each  The Trust will indemnify each
Indemnification:         of its Trustees, advisory      of its Trustees and officers   of its Trustees and officers
                         Trustees and officers against  (including persons who serve   (including persons who serve
                         all liability and all          at the Trust's request as      at the Trust's request as
                         expenses reasonably incurred   trustees or officers of        trustees or officers of
                         by him or her in connection    another organization in which  another organization in which
                         with any proceeding in which   the Trust has any interest as  the Trust has any interest as
                         that individual becomes        a shareholder, creditor or     a shareholder, creditor or
                         involved as a party or         otherwise) against all         otherwise) against all
                         otherwise by virtue of being   liabilities and expenses,      liabilities and expenses,
                         or having been a Trustee,      including amounts paid in      including amounts paid in
                         advisory Trustee or officer    satisfaction of judgments, in  satisfaction of judgments, in
                         and against amount paid or     compromise, as fines and       compromise, as fines and
                         incurred by that individual    penalties, and as counsel      penalties, and as counsel
                         in settlement thereof. No      fees, reasonably incurred by   fees, reasonably incurred by
                         indemnification will be        such person while in office    such person while in office
                         provided to a Trustee,         or thereafter, by reason of    or thereafter, by reason of
                         advisory Trustee or officer    the indemnified person's       the indemnified person's
                         of the Trust: (i) against any  service as a Trustee or        service as a Trustee or
                         liability to the Trust or the  officer. The Trust will not    officer. [The Trust will not
                         shareholders by reason of a    indemnify its Trustees and     indemnify its Trustees and
                         final adjudication by the      officers with respect to any   officers with respect to any
                         court that such person         matter in which such person    matter in which such person
                         engaged in willful             has been finally adjudicated   has been finally adjudicated
                         misfeasance, bad faith, gross  in a decision on the merits    in a decision on the merits
                         negligence or reckless         not to have acted in good      not to have acted in good
                         disregard of the duties        faith in the reasonable        faith in the reasonable
                         involved in the conduct of     belief that such person's      belief that such person's
                         that individual's office; or   action was in the best         action was in the best
                         (ii) with respect to any       interests of the Trust. The    interests of the Trust.]* The
                         matter as to which such        Trust will not indemnify its   Trust will not indemnify its
                         person has been finally        Trustees and officers against  Trustees and officers against adjudicated not to have acted  any liability to the Trust or  any liability to the Trust or
                         in good faith in the           to its shareholders to which   to its shareholders to which
                         reasonable belief that the     he or she would otherwise be   he or she would otherwise be
                         individual's action was in     subject by reason of willful   subject by reason of willful
                         the best interest of the       misfeasance, bad faith, gross  misfeasance, bad faith, gross
                         Trust.                         negligence or reckless         negligence or reckless
                                                        disregard of the duties        disregard of the duties
                                                        involved in the conduct of     involved in the conduct of
                                                        such person's office.          such person's office.

                                                        In the absence of a final      In the absence of a final
                                                        adjudication on the merits     adjudication on the merits
                                                        that such person is liable by  that such person is liable by
                                                        reason of willful              reason of willful
                                                        misfeasance, bad faith, gross  misfeasance, bad faith, gross
                                                        negligence or reckless         negligence or reckless
                                                        disregard of the duties        disregard of the duties
                                                                                       involved in the conduct of
                                                                                       their office [or did not act

Trustee                  No indemnification will be     involved in the conduct of     in good faith in the
Indemnification          provided in the event of a     their office or did not act    reasonable belief that his or
(continued)              settlement or other            in good faith in the           her actions were in the best
                         disposition not involving a    reasonable belief that his or  interests of the Trust]*,
                         final adjudication resulting   her actions were in the best   indemnification will be
                         in a payment by a Trustee,     interests of the Trust,        provided if (a) approved as
                         advisory Trustee or officer,   indemnification will be        in the best interests of the
                         unless there has been a        provided if (a) approved as    Trust, after notice that it
                         determination that such        in the best interests of the   involves such
                         person did not engage in       Trust, after notice that it    indemnification, by at least
                         willful misfeasance, bad       involves such                  a majority of the
                         faith, gross negligence or     indemnification, by at least   disinterested, non-party
                         reckless disregard of duties   a majority of the              Trustees acting on the matter
                         involved in the conduct of     disinterested, non-party       (provided that a majority of
                         that individual's office by    Trustees acting on the matter  the disinterested Trustees
                         the court or other body        (provided that a majority of   then in office act on the
                         approving the settlement or    the disinterested Trustees     matter) upon a determination
                         other disposition or by a      then in office act on the      that such person [acted in
                         reasonable determination that  matter) upon a determination   good faith in the reasonable
                         the individual did not engage  that such person acted in      belief that his or her
                         in such conduct: (i) by vote   good faith in the reasonable   actions were in the best
                         of a majority of the           belief that his or her         interest of the Trust and]*
                         disinterested, non-party       actions were in the best       is not liable to the Trust or
                         Trustees; or (ii) by written   interest of the Trust and is   its shareholders by reason of
                         opinion of the then-current    not liable to the Trust or     willful misfeasance, bad
                         legal counsel to the           its shareholders by reason of  faith, gross negligence or
                         disinterested Trustees or      willful misfeasance, bad       reckless disregard of the
                         other legal counsel chosen by  faith, gross negligence or     duties involved in the
                         the majority of the            reckless disregard of the      conduct of his or her office
                         disinterested, non-party       duties involved in the         or (b) there has been
                         Trustees.                      conduct of his or her office   obtained an opinion in
                                                        or (b) there has been          writing of independent legal
                                                        obtained an opinion in         counsel to the effect that
                                                        writing of independent legal   such person [acted in good
                                                        counsel to the effect that     faith]* and such
                                                        such person acted in good      indemnification would not
                                                        faith and such                 protect such person against
                                                        indemnification would not      any liability to the Trust to
                                                        protect such person against    which such person would
                                                        any liability to the Trust to  otherwise be subject by
                                                        which such person would        reason of willful
                                                        otherwise be subject by        misfeasance, bad faith, gross
                                                        reason of willful              negligence or reckless
                                                        misfeasance, bad faith, gross  disregard of the duties
                                                        negligence or reckless         involved in the conduct of
                                                        disregard of the duties        his or her office.
                                                        involved in the conduct of
                                                        his or her office.             * Bracketed language does not
                                                                                         apply to Colonial
                                                                                         Intermediate High Income
                                                                                         Fund.

Legal Expenses:          Legal expenses associated      Legal expenses may be paid     Legal expenses may be paid
                         with authorized                from time to time by the       from time to time by the
                         indemnification shall be       Trust in advance of the final  Trust in advance of the final
                         advanced by the Trust prior    disposition of any such        disposition of any such
                         to final disposition thereof   proceeding if the Trust        proceeding if the Trust
                         upon receipt of an             receives a written             receives an undertaking by
                         undertaking by or on behalf    undertaking by the             the indemnified person to
                         of the indemnified person to   indemnified person to          reimburse the Trust in the
                         repay such amount if it is     reimburse the Trust in the     event it is ultimately
                         ultimately determined that     event it is ultimately         determined that the
                         such person is not entitled    determined that the            indemnified person is not
                         to indemnification, provided   indemnified person is not      entitled to such
                         that (a) the indemnified       entitled to such               indemnification and (a) the
                         person provides security for   indemnification and (a) the    indemnified person provides
                         his undertaking or the Trust   indemnified person provides    security for his undertaking,
                         is insured against such        security for his undertaking,  or (b) the Trust is insured
                         losses, or (b) a majority of   or (b) the Trust is insured    against losses arising by
                         the disinterested, non-party   against losses arising by      reason of such indemnified
                         Trustees or independent legal  reason of such indemnified     person's failure to fulfill
                         counsel, through a written     person's failure to fulfill    his or her undertaking, or
                         opinion, determine that there  his or her undertaking, or     (c) a majority of the
                         is reason to believe that the  (c) a majority of the          disinterested, non-party
                         indemnified person ultimately  disinterested, non-party       Trustees (provided that a
                         will be found entitled to      Trustees (provided that a      majority of such Trustees
                         indemnification.               majority of such Trustees      then in office act on the
                                                        then in office act on the      matter) or independent legal
                                                        matter) or independent legal   counsel, as expressed in a
                                                        counsel, as expressed in a     written opinion, determines
                                                        written opinion, determines    that there is reason to
                                                        that there is reason to        believe that the indemnified
                                                        believe that the indemnified   person ultimately will be
                                                        person ultimately will be      found entitled to
                                                        found entitled to              indemnification.
                                                        indemnification.

Derivative Actions:      No shareholder shall have the  Issue not addressed.           Issue not addressed.
                         right to bring or maintain
                         any court action, proceeding
                         or claim on behalf of the
                         Trust or any Class without
                         first making demand on the
                         Trustees requesting the
                         Trustees to bring or maintain
                         such action, proceeding or
                         claim. Such demand shall be
                         excused only when the
                         plaintiff makes a specific
                         showing that irreparable
                         injury to the Trust or any
                         Class would otherwise result,
                         or if a majority of the
                         Trustees or a majority of any
                         committee established to
                         consider the merits of such
                         action, has a material
                         personal financial interest
                         in the action at issue.

                                                                     SCHEDULE E

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                              --------------------

                             DATED AS OF     , 2008

                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I -- Name and Definitions                                              1
      Section 1.1    Name                                                      1
      Section 1.2    Definitions                                               1

ARTICLE II -- Trustees                                                         3
      Section 2.1    Number of Trustees                                        3
      Section 2.2    Term of Office of Trustees                                3
      Section 2.3    Resignation and Appointment of Trustees                   4
      Section 2.4    Vacancies                                                 4
      Section 2.5    Delegation of Power to Other Trustees                     5

ARTICLE III -- Powers of Trustees                                              5
      Section 3.1    General                                                   5
      Section 3.2    Investments                                               6
      Section 3.3    Legal Title                                               6
      Section 3.4    Issuance and Repurchase of Securities                     7
      Section 3.5    Borrowing Money; Lending Trust Property                   7
      Section 3.6    Delegation                                                7
      Section 3.7    Collection and Payment                                    7
      Section 3.8    Expenses                                                  7
      Section 3.9    Manner of Acting; By-Laws                                 7
      Section 3.10   Miscellaneous Powers                                      7

ARTICLE IV -- Investment Adviser, Distributor, Custodian and Transfer Agent    8
      Section 4.1    Investment Adviser                                        8
      Section 4.2    Distributor                                               8
      Section 4.3    Custodian                                                 9
      Section 4.4    Transfer Agent                                            9
      Section 4.5    Parties to Contract                                       9

ARTICLE V -- Limitations of Liability of Shareholders, Trustees and Others     9
      Section 5.1    No Personal Liability of Shareholders                     9
      Section 5.2    Limitation of Liability of Trustees and Others           10
      Section 5.3    Mandatory Indemnification                                10
      Section 5.4    No Bond Required                                         12
                     No Duty of Investigation; Notice in Trust
      Section 5.5    Instruments                                              12
      Section 5.6    Good Faith Action; Reliance on Experts                   12
      Section 5.7    Derivative Actions                                       13

ARTICLE VI -- Shares of Beneficial Interest                                   13
      Section 6.1    Beneficial Interest                                      13
      Section 6.2    Rights of Shareholders                                   14
      Section 6.3    Trust Only                                               14
      Section 6.4    Issuance of Shares                                       14
      Section 6.5    Register of Shares                                       15
      Section 6.6    Transfer of Shares                                       15
      Section 6.7    Notices                                                  15
      Section 6.8    Voting Powers                                            15

ARTICLE VII -- Determination of Net Asset Value, Net Income and Distributions 17

ARTICLE VIII -- Duration; Termination of Trust; Amendment; Mergers, etc.      17
      Section 8.1    Duration                                                 17
      Section 8.2    Termination of Trust                                     17
      Section 8.3    Amendment Procedure                                      18
      Section 8.4    Merger, Consolidation and Sale of Assets                 19
      Section 8.5    Incorporation, Reorganization                            19
      Section 8.6    Conversion                                               19
      Section 8.7    Certain Transactions                                     20

ARTICLE IX -- Miscellaneous                                                   21
      Section 9.1    Filing                                                   21
      Section 9.2    Governing Law                                            21
      Section 9.3    Principal Office                                         22
      Section 9.4    Counterparts                                             22
      Section 9.5    Reliance by Third Parties                                22
      Section 9.6    Provisions in Conflict with Law or Regulations           22
      Signature Page                                                          23

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                              --------------------

                             DATED AS OF     , 2008

    WHEREAS,     was established pursuant to a Declaration of Trust dated      ,
as amended (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto;

    WHEREAS, the Trustees desire that the beneficial interest in the Trust assets continue to be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series or classes, as hereinafter provided;

    WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

    NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.

                                   ARTICLE I

                              NAME AND DEFINITIONS

    Section 1.1. Name. The name of the Trust is .

    Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

        (a) "Advisory Trustee" means any person, which may include a former Trustee, appointed by resolution of the Trustees to serve the Board in an advisory capacity, for such period and in accordance with such terms and conditions as are determined by the Trustees. An Advisory Trustee shall serve at the pleasure of the Trustees and may be removed by the Trustees at any time and for any reason, with or without cause, and may resign at any time by an instrument in writing signed by that Advisory Trustee and delivered to the Trust. Advisory Trustees, in their capacity as such, are not Trustees or officers of the Trust for any purpose and shall have no legal, voting or other powers or obligations of Trustees or officers hereunder, and shall not perform the functions of the Trustees or officers in any manner.

        (b) "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

        (c) "Class" and "Class of Shares" refer to the division of Shares into two or more classes as provided in Section 6.1 hereof.

        (d) "Commission" has the meaning given that term in the 1940 Act.

        (e) "Declaration" means this Amended and Restated Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

        (f) "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

        (g) "Interested Person" has the meaning given that term in the 1940
    Act.

        (h) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

        (i) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular Class or Series thereof, as the context may require.

        (j) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any Class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

        (k) "Person" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

        (l) "Series" and "Series of Shares" refer to the division of Shares representing any Class into two or more Series as provided in Section 6.1 hereof.

        (m) "Shareholder" means a record owner of outstanding Shares.

        (n) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular Class or Series of Shares established by the Trustees pursuant to Section 6.1 hereof, transferable units into which such Class or Series of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares.

        (o) "Statement" means a certificate signed by any officer of the Trust setting forth the resolution or resolutions providing for the issuance of a Class or Classes of Shares and any Series thereof, as described in Section
    6.1 hereof.

        (p) "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section 4.4 hereof.

        (q) "Trust" means the trust hereunder.

        (r) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

        (s) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder. For the avoidance of any doubt, an "Advisory Trustee" as defined in Section 1.2(a) is not a Trustee for any purpose hereunder.

                                   ARTICLE II

                                    TRUSTEES

    Section 2.1. Number of Trustees. Subject to the voting powers of one or more Classes or Series of Shares as set forth in the Declaration, and in the By-Laws or in any Statement, the number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term unless the Trustee is specifically removed pursuant to Section 2.2 hereof at the time of the decrease.

    Section 2.2. Term of Office of Trustees. The Board of Trustees shall be divided into three classes. Within the limits above specified, the number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following January 1, 2008. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof. The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 hereof; provided, however, if so provided in the By-Laws or in any Statement relating to a Class or Classes of Shares and any Series thereof designated by the Trustees pursuant to Section 6.1 hereof, such Class or Classes of Shares, voting as a Class at an annual meeting of the Shareholders or special meeting in lieu thereof called for such purpose, may elect at least two (2) Trustees at all times, and, provided, further, that under the conditions enumerated in such By-Laws or Statement, such Class or Classes of Shares voting as a Class shall be entitled to elect at least a majority of the Trustees pursuant to the designations and powers, preferences and rights and the qualifications, limitations and restrictions of such Class or Classes of Shares as determined in accordance with the By-Laws or the Statement relating to such Class or Classes of Shares.

    Each Trustee shall hold office until the earlier of his or her death or the election and qualification of his or her successor; except that:

        (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;

        (b) any Trustee may be removed at any time, with or without cause, by written instrument signed by at least three-quarters of the Trustees, specifying the date when such removal shall become effective;

        (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and

        (d) subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration, and in the By-Laws or in any Statement, a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing a majority of the outstanding Shares of the Classes or Series entitled to vote for the election of such Trustee.

    Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

    Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

    Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, a majority of the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to the voting power of one or more Classes or Series of Shares as set forth in this Declaration, and in the By-Laws or in any Statement, and is subject to all applicable provisions of the 1940 Act.

    Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

    Section 2.5. Delegation of Power to Other Trustees. Subject to requirements imposed by the 1940 Act and other applicable law, any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.

                                  ARTICLE III

                               POWERS OF TRUSTEES

    Section 3.1. General. Subject to the provisions of the Declaration, the Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

    Section 3.2. Investments. (a) The Trustees shall have the power:

        (i) mto conduct, operate and carry on the business of an investment company;

        (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

            (A) states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

            (B) the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,

            (C) any international instrumentality,

            (D) any bank or savings institution, or by

            (E) any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

            to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

        (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

        (b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

        (c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

    Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

    Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII and VIII hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise.

    Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

    Section 3.6. Delegation. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any Investment Adviser, Distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

    Section 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

    Section 3.8. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees, Trustees and Advisory Trustees.

    Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of two-thirds of the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent permitted therein at any time.

    Section 3.10. Miscellaneous Powers. Without limiting the foregoing, the Trustees shall have the power to:

        (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

        (b) enter into joint ventures, partnerships and any other combinations or associations;

        (c) elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

        (d) purchase, and pay for out of Trust Property, such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any administrator, Trustees, Advisory Trustees, officers, employees, agents, any Investment Adviser, any Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

        (e) establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

        (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including any Investment Adviser, administrator, custodian, Distributor, Transfer Agent, shareholder servicing agent and any dealer, to such extent as the Trustees shall determine;

        (g) guarantee indebtedness or contractual obligations of others;

        (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and

        (i) adopt a seal for the Trust, provided that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                                   ARTICLE IV

         INVESTMENT ADVISER, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

    Section 4.1. Investment Adviser. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

    Section 4.2. Distributor. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares of one or more Classes, whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements or agency agreements with securities dealers or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

    Section 4.3. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

    Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws. Such services may be provided by one or more Persons.

    Section 4.5. Parties to Contract. Any contract of the character described in any Section of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this
Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2, 4.3 and 4.4 above, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.5.

                                   ARTICLE V

         LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

    Section 5.1. No Personal Liability of Shareholders. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

    Section 5.2. Limitation of Liability of Trustees and Others. (a) No Trustee, Advisory Trustee, officer or employee or agent of the Trust shall be subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, and no Trustee or Advisory Trustee shall be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Trust or for the act or omission of any other Trustee or Advisory Trustee. For the sake of clarification and without limiting the foregoing, the appointment, designation or identification of a Trustee as the Chair of the Trustees, the lead or assistant lead independent Trustee, a member or Chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert) or any other special appointment, designation or identification given to a Trustee, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. Notwithstanding anything to the contrary in this
Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Advisory Trustee, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

    (b) All persons extending credit to, contracting with or having claim against the Trust shall look solely to the assets of the Trust for payment under such credit, contract or claim; and neither any Trustee or Advisory Trustee, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

    Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

        (i) every person who is or has been a Trustee, Advisory Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee, Advisory Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

        (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a Covered Person:

        (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

        (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

        (iii) in the event of a settlement involving a payment by a Trustee, Advisory Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

            (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

            (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

    (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

        (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

        (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)
    (iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

    As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

    (e) With respect to any such determination or opinion referred to in clause
(b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

    Section 5.4. No Bond Required. No Trustee, Advisory Trustee or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

    Section 5.5. No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, shareholder servicing agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, Advisory Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

    Section 5.6. Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, custodian, any shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

    Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Class of Shares thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or Class of Shares thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

    Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any Class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any Class thereof shall be subject to the right of the Shareholders under Section
6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                   ARTICLE VI

                         SHARES OF BENEFICIAL INTEREST

    Section 6.1. Beneficial Interest. The Trustees may, without Shareholder approval, authorize one or more Classes of Shares with or without par value (which Classes may be divided into two or more Series), Shares of each such Class or Series having such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine.

    As of the date of the Amended and Restated Declaration, the Shares shall be divided into [two][three] Classes of Shares, a Class of an unlimited number of common shares of beneficial interest, without par value (the "Common Shares") and [a Class][two Classes] of an unlimited number of preferred shares of beneficial interest, without par value (the "Preferred Shares").

    The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Common Shares are as follows and as set forth elsewhere in this Declaration.

    (a) Subject to the rights of the holders of the Preferred Shares, if any, in the event of the termination of the Trust the holders of the Common Shares shall be entitled to receive pro rata the net distributable assets of the Trust.

    (b) The holders of the Common Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Common Shares or securities of the Trust which it may hereafter issue or sell, other than such right, if any, as the Trustees in their discretion may determine.

    (c) Subject to the rights of the holders of the Preferred Shares, if any, dividends or other distributions, when, as and if declared by the Trustees, shall be shared equally by the holders of Common Shares on a share for share basis. The Trustees may direct that any dividends or other distributions or any portion thereof as declared and distributed shall be paid in cash to the holder, or, alternatively, may direct that any such dividends be reinvested in full and fractional Shares of the Trust if such holder elects to have them reinvested.

    (d) The Trustees may hold as treasury shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any Series reacquired by the Trust at their discretion from time to time. Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust. The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Shares, if any, shall be as set forth in the By-Laws or the Statement relating to the Preferred Shares.

    All Shares issued hereunder including, without limitations, Shares issued in connection with a dividend in Shares, or a split of Shares, shall be fully paid and non-assessable.

    Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class or Series of Shares. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

    Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

    Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares, including the Shares of any Class, into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property. Contributions to the Trust may be accepted for whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

    Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares, including Shares of any Class or Series, and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the By-Laws, until the Shareholder has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

    Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by the record holder's agent thereunto authorized in writing, upon delivery to the Trustees or, if there is a Transfer Agent with respect to such Shares, the Transfer Agent of a duly executed instrument of transfer together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

    Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

    Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given
(i) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

    Section 6.8. Voting Powers. Subject to the voting power of one or more Classes or Series of Shares as set forth in the Declaration, and in the By-Laws or in any Statement, Shareholders shall have power to vote only (i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust or any Class to the extent and as provided in Section 8.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 8.3 hereof, (v) with respect to any merger, consolidation, or sale of assets to the extent and as provided in Sections 8.4 and 8.7 hereof, (vi) with respect to any conversion of the Trust to an "open-end company" to the extent and as provided in Section 8.6 hereof, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws, any Statement, or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

    A Shareholder shall be entitled to one vote for each Share owned by such Shareholder on each matter on which such Shareholder is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided in the By-Laws or any Statement. Shares held in the treasury of the Trust shall not be voted.

    Except when a larger vote is required by applicable law or by any provision of the Declaration, the By-Laws, or a Statement, if any, Shares representing a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law, the Declaration, the By-Laws, or a Statement requires that holders of any Class or Series shall vote as a class, then Shares representing a majority of the Shares of that Class or Series voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Class or Series is concerned, and provided further, that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.

    Notwithstanding any provision hereof to the contrary but subject to the By-Laws or any Statement relating to Preferred Shares on any matter submitted to a vote of the Shareholders of the Trust, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single Class, except that
(i) when required by the 1940 Act to be voted by individual Class or Series, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular Classes or Series of Shares, only Shareholders of such Class or Series of Shares, as applicable, shall be entitled to vote thereon.

    There shall be no cumulative voting in the election of Trustees. Until Shares of a particular Class or Series are issued and during any period when no Shares of a particular Class or Series are outstanding, the Trustees may exercise all rights of Shareholders of such Class or Series and may take any action required by law, the Declaration, the By-Laws or any Statement to be taken by Shareholders as to such Class or Series. The By-Laws or any Statement may include further provisions for Shareholder votes and meetings and related matters.

                                  ARTICLE VII

         DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws, in any Statement, or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares, including any Class or Series of Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

                                  ARTICLE VIII

            DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

    Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

    Section 8.2. Termination of Trust. (a) Subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration, and in the By-Laws or in any Statement, the Trust may be terminated at any time (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by the Trustees by written notice to the Shareholders. Any Class of the Trust may be terminated at any time (i) by the affirmative vote of the holders of not less than two-thirds of the Shares of that Class outstanding and entitled to vote at any meeting of Shareholders, or (ii) by the Trustees by written notice to the Shareholders of that Class. Upon the termination of the Trust:

        (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

        (ii) The Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; and

        (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust according to their respective rights and as required or permitted by the preferences and special or relative rights and privileges of any Class or Series of Shares.

    The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any Class.

    (b) After termination of the Trust or Class and distribution to the Shareholders of the Trust or Class as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or Class, and the rights and interests of all Shareholders of the Trust or Class shall thereupon cease.

    Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to designate or redesignate Classes or Series, to change the name or principal office of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in
Section 6.8; (ii) any amendment to Section 8.3(a) or (b); (iii) any amendment as may be required by law, by the Trust's registration statement, by the By-Laws, or by any Statement to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Except to the extent a higher vote is required by the By-Laws or any Statement, or as otherwise provided in
Section 8.3(c), any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust.

    Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular Classes of Shares, then only Shareholders of such Classes shall be entitled to vote thereon, and no vote of Shareholders of any other Classes shall be required.

    (b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, Advisory Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to
Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

    No amendment may be made which shall amend, alter, change or repeal any of the provisions of Section 2.2, Section 8.2, this Section 8.3(c), Section 8.4,
Section 8.6 and Section 8.7 unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

    (d) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    (e) Notwithstanding any other provision hereof, until such time as Shares of a particular Class are first issued the Declaration may be terminated or amended in any respect as to that Class, and as to any Class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

    Section 8.4. Merger, Consolidation and Sale of Assets. Subject to applicable law and except as otherwise provided in Section 8.5 hereof, the Trust or any Class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated to a particular Class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two- thirds of the Shares outstanding and entitled to vote of all Classes of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, or by the affirmative vote of the holders of not less than two-thirds of the Shares of a Class if only that Class is merging consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of not less than two-thirds of such Shares or of the Shares of the particular Class as described above, provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares of the Trust outstanding and entitled to vote or of the Shares of the particular Class as described above, shall be sufficient authorization. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any recapitalization or reclassification of any Class, for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more Classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

    Section 8.5. Incorporation, Reorganization. The Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust (or series or class of a trust), unit investment trust, partnership, limited liability company, association or other organization to acquire all or a portion of the Trust Property (or all or a portion of the Trust Property allocated to a particular Class) or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer such Trust Property to any such corporation, trust (or series or class of a trust), partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class of a trust), partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 8.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

    Section 8.6. Conversion. Notwithstanding any other provision of this Declaration, the conversion of the Trust from a "closed-end company" to an "open-end company," as those terms are defined in the 1940 Act, shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares of each Class outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

    Section 8.7. Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the Shareholders otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

    (b) The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, person or other entity beneficially owns directly,
(a) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on December 1, 1986, and
(b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

    (c) This Section shall apply to the following transactions:

        (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

        (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash;

        (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period);

        (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

    (d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if the Board of Trustees of the Trust shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

    (e) The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust, whether (i) a corporation, person or entity beneficially owns more than five percent (5%) of the outstanding Shares, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof, constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

                                   ARTICLE IX

                                 MISCELLANEOUS

    Section 9.1. Filing. The Declaration and any subsequent amendment hereto and any Statement shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by an officer or Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some other time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

    Section 9.2. Governing Law. The Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.

    Section 9.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.

    Section 9.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

    Section 9.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be an officer or Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of the Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

    Section 9.6. Provisions in Conflict with Law or Regulations.

    (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

    IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first written above.

-----------------------------                -----------------------------
Robert E. Butler                             Robert J. Manning
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
Lawrence H. Cohn                             Lawrence T. Perera
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
David H. Gunning                             Robert C. Pozen
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
William R. Gutow                             J. Dale Sherratt
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
Michael Hegarty                              Laurie J. Thomsen
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
J. Atwood Ives                               Robert W. Uek
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116

M F S(R)
INVESTMENT MANAGEMENT                                               CE-2PRX-8/08

MFS INVESTMENT MANAGEMENT


MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6


ELECTRONIC VOTING INSTRUCTIONS

YOU CAN VOTE BY INTERNET OR TELEPHONE!
AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY 9:29 A.M.,
EASTERN TIME, ON OCTOBER 9, 2008.

VOTE BY INTERNET

  o Log on to the Internet and go to
    www.investorvote.com/tickersymbol

  o Follow the steps outlined on the secured website.

VOTE BY TELEPHONE

  o Call toll free 1-800-652-VOTE (8683) within the United States, Canada &
    Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

  o Follow the instructions provided by the recorded message.


Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

---------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                    123456                      C0123456789                12345
---------------------------------------------------------------------------------------------------------------------------

\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1-4.

1. Election of Directors:   01 - William R. Gutow     02 - Michael Hegarty      03 - Robert W. Uek

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

                                          FOR    AGAINST   ABSTAIN                                     FOR    AGAINST   ABSTAIN
2. To approve an amended and restated     [ ]      [ ]       [ ]     3. To amend or remove certain     [ ]      [ ]       [ ]
   Declaration of Trust.                                                fundamental investment
                                                                        policies of the funds.

4. For Intermarket Income Trust I only,   [ ]      [ ]       [ ]     5. To transact such other
   to approve a proposal to make                                        business as may
   non-fundamental an investment                                        properly come before
   policy of the fund.                                                  the Meeting and any
                                                                        adjournment(s) or
                                                                        postponement(s)
                                                                        thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                            within the box.

----------------------------------       ------------------------------------      -------------------------------------


----------------------------------       ------------------------------------      -------------------------------------

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

------------------------------------------------------------------------------------------------------------------------
PROXY -- MFS INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

MFS(R) HIGH INCOME MUNICIPAL TRUST - COMMON SHARES
MFS(R) HIGH YIELD MUNICIPAL TRUST - COMMON SHARES
MFS(R) INVESTMENT GRADE MUNICIPAL TRUST - COMMON SHARES

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present.

Each trust will hold a separate meeting. Shareholders of the Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

MFS INVESTMENT MANAGEMENT


MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6


ELECTRONIC VOTING INSTRUCTIONS

YOU CAN VOTE BY INTERNET OR TELEPHONE!
AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY 9:29 A.M.,
EASTERN TIME, ON OCTOBER 9, 2008.

VOTE BY INTERNET

  o Log on to the Internet and go to
    www.investorvote.com/tickersymbol

  o Follow the steps outlined on the secured website.

VOTE BY TELEPHONE

  o Call toll free 1-800-652-VOTE (8683) within the United States, Canada &
    Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

  o Follow the instructions provided by the recorded message.


Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

---------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                    123456                      C0123456789                12345
---------------------------------------------------------------------------------------------------------------------------

\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
    IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

1. Election of Directors:   01 - J. Atwood Ives       02 - William R. Gutow         03 - Michael Hegarty
                            04 - Robert W. Uek        05 - Laurie J. Thomsen

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03       04       05
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]      [ ]      [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

                                          FOR    AGAINST   ABSTAIN                                     FOR    AGAINST   ABSTAIN
2. To approve an amended and restated     [ ]      [ ]       [ ]     3. To amend or remove certain     [ ]      [ ]       [ ]
   Declaration of Trust.                                                fundamental investment
                                                                        policies of the funds.

4. For Intermarket Income Trust I only,   [ ]      [ ]       [ ]     5. To transact such other
   to approve a proposal to make                                        business as may
   non-fundamental an investment                                        properly come before
   policy of the fund.                                                  the Meeting and any
                                                                        adjournment(s) or
                                                                        postponement(s)
                                                                        thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                            within the box.

----------------------------------       ------------------------------------      -------------------------------------


----------------------------------       ------------------------------------      -------------------------------------

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

------------------------------------------------------------------------------------------------------------------------
PROXY -- MFS INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

MFS(R) HIGH INCOME MUNICIPAL TRUST - PREFERRED SHARES
MFS(R) HIGH YIELD MUNICIPAL TRUST - PREFERRED SHARES
MFS(R) INVESTMENT GRADE MUNICIPAL TRUST - PREFERRED SHARES

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the preferred shares of the Trust that the undersigned would be entitled to vote if personally present.

Each trust will have a separate meeting. Shareholders of the Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

MFS INVESTMENT MANAGEMENT


MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6


ELECTRONIC VOTING INSTRUCTIONS

YOU CAN VOTE BY INTERNET OR TELEPHONE!
AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY 9:29 A.M.,
EASTERN TIME, ON OCTOBER 9, 2008.

VOTE BY INTERNET

  o Log on to the Internet and go to
    www.investorvote.com/tickersymbol

  o Follow the steps outlined on the secured website.

VOTE BY TELEPHONE

  o Call toll free 1-800-652-VOTE (8683) within the United States, Canada &
    Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

  o Follow the instructions provided by the recorded message.


Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

---------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                    123456                      C0123456789                12345
---------------------------------------------------------------------------------------------------------------------------

\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
    IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

1. Election of Directors:   01 - J. Atwood Ives       02 - William R. Gutow         03 - Michael Hegarty
                            04 - Robert W. Uek        05 - Laurie J. Thomsen

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03       04       05
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]      [ ]      [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

                                          FOR    AGAINST   ABSTAIN                                     FOR    AGAINST   ABSTAIN
2. To approve an amended and restated     [ ]      [ ]       [ ]     3. To amend or remove certain     [ ]      [ ]       [ ]
   Declaration of Trust.                                                fundamental investment
                                                                        policies of the funds.

4. For Intermarket Income Trust I only,   [ ]      [ ]       [ ]     5. To transact such other
   to approve a proposal to make                                        business as may
   non-fundamental an investment                                        properly come before
   policy of the fund.                                                  the Meeting and any
                                                                        adjournment(s) or
                                                                        postponement(s)
                                                                        thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                            within the box.

----------------------------------       ------------------------------------      -------------------------------------


----------------------------------       ------------------------------------      -------------------------------------

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

------------------------------------------------------------------------------------------------------------------------
PROXY -- MFS INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

MFS(R)INTERMARKET INCOME TRUST I
MFS(R)INTERMEDIATE HIGH INCOME FUND

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trusts, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present.

Each Trust will hold a separate meeting. Shareholders of the Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at that Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE